UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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DICK’S Sporting Goods, Inc.
(Name of Registrant as Specified In Its Charter)
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# 2023 Notice of Annual Meeting of Stockholders and Proxy Statement

DICK'S
SPORTING GOODS

EVERY SEASON STARTS AT

DICK'S SPORTING GOODS®

OUR VISION

**TO BE THE BEST SPORTS COMPANY IN THE WORLD.**

OUR BELIEF

**WE BELIEVE SPORTS HAVE THE POWER TO CHANGE LIVES.**

OUR COMMON PURPOSE

**WE CREATE CONFIDENCE AND EXCITEMENT BY INSPIRING, SUPPORTING, AND PERSONALLY EQUIPPING ALL ATHLETES TO ACHIEVE THEIR DREAMS.**

EVERY SEASON STARTS AT

DICK'S SPORTING GOODS

NFL

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

DATE AND TIME
Wednesday, June 14, 2023
7:30 AM Eastern Time
PLACE
Via the Internet, at http://www.virtualshareholdermeeting.com/DKS2023
RECORD DATE
All holders of record of shares of the Company’s common stock and Class B common stock at the close of business on April 17, 2023 are entitled to vote at the meeting and any postponements or adjournments of the meeting.
A list of stockholders entitled to vote at the meeting may be examined by any stockholder, for any purpose relevant to the meeting, at 345 Court Street, Coraopolis, PA 15108 beginning on June 2, 2023.
Voting Matters
	PROPOSALS		BOARD’S RECOMMENDATION	PAGE REFERENCE
	1	Election of eleven (11) directors, each for a term that expires in 2024.	“FOR” each director nominee	Page 9
	2	Non-binding advisory vote to approve compensation of named executive officers for 2022, as disclosed in these materials.	“FOR”	Page 27
	3	Non-binding advisory vote on whether an advisory vote on compensation of named executive officers should be held every one, two, or three years	“ONE YEAR”	Page 57
	4	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023.	“FOR”	Page 58
	5	Approval of an amendment to the Company’s Certificate of Incorporation to adopt provisions allowing officer exculpation under Delaware law.	“FOR”	Page 61
	6	Any other matters that properly come before the meeting.

We are holding our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively by remote communication (i.e., a virtual meeting format).
You will be able to attend the Annual Meeting via the Internet, vote your shares electronically and submit questions online during the Annual Meeting by logging into the website listed above using your 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card or on any additional voting instructions accompanying these proxy materials. We recommend you access the Annual Meeting prior to its start time so you have sufficient time to check in before the meeting starts.
By order of the Board of Directors,
Edward W. Stack
Executive Chairman

VOTING YOUR SHARES
Your vote is important! Please act as soon as possible to vote your shares, even if you plan to attend the Annual Meeting virtually. If you are a beneficial stockholder, your broker will NOT be able to vote your shares with respect to the election of directors and most of the other matters presented during the meeting unless you have given your broker specific instructions to do so. Stockholders of record can vote by:

TELEPHONE 1-800-690-6903

INTERNET www.proxyvote.com/dks

MAIL
Return the signed proxy card

VOTING ONLINE During the Annual Meeting

2023 PROXY STATEMENT	3

TABLE OF CONTENTS

5	2022 Performance Highlights
ATTEND THE VIRTUAL ANNUAL MEETING
You may attend the virtual Annual Meeting, vote your shares electronically, and submit questions during the Annual Meeting by logging in to the website listed below using the 16-digit control number included in your Notice, on your proxy card, or on any additional voting instructions accompanying these proxy materials. We recommend you access the Annual Meeting prior to its start time so you have sufficient time to check in before the meeting starts.
It is anticipated that the Notice will first be sent to stockholders and that this proxy statement and the form of proxy relating to our 2023 Annual Meeting will first be made available to stockholders, on or about May 5, 2023. In accordance with SEC rules, the website www.proxyvote.com/dks provides complete anonymity with respect to the stockholders accessing the website.

6	Proxy Statement Summary
6	Item 1: Election of Directors
7	Item 2: Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers
7	Item 3: Non-Binding Advisory Vote on Whether an Advisory Vote on Compensation of Named Executive Officers Should be Held Every One, Two, or Three Years
8	Item 4: Ratification of Independent Registered Public Accounting Firm
8	Item 5: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation, as Amended, to Adopt Provisions Allowing Officer Exculpation under Delaware Law

9	Corporate Governance

9	Item 1—Election of Directors
9	Board Composition
19	Board and Committee Structure
22	Key Areas of Board Oversight

25	Director Compensation
27	Executive Compensation

LOGISTICS
■  Attend the Annual Meeting online, including to vote and/or submit questions, at http://www.virtualshareholdermeeting.com/DKS2023
■  The Annual Meeting will begin at approximately 7:30 a.m. Eastern Time, with registration opening at 7:15 a.m., on Wednesday, June 14, 2023
ASK A QUESTION
■  You may submit questions for the meeting in advance at http://www.proxyvote.com/dks
■  You may submit live questions during the meeting at http://www.virtualshareholdermeeting.com/DKS2023
■  A response to each relevant question will be posted on our website if we do not answer your question during the meeting
UNABLE TO ATTEND THE ANNUAL MEETING?
■  A replay of the Annual Meeting will be available on our Investor Relations website at
http://investors.dicks.com
■  Responses to relevant questions received before and during the Annual Meeting will also be available at the same website

27	Item 2—Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers
28	Compensation Discussion and Analysis
28	Executive Summary
31	Principal Elements of Our 2022 Executive Compensation
38	Compensation-Setting Process
42	Compensation Tables
51	Compensation Committee Report
52	CEO Pay Ratio
53	Pay Versus Performance

57	Item 3—Non-Binding Advisory Vote on Whether an Advisory Vote on Compensation of Named Executive Officers Should be Held Every One, Two, or Three Years

58	Item 4—Ratification of Independent Registered Public Accounting Firm
58	Report of the Audit Committee
59	Audit and Non-Audit Fees and Independent Public Accountants
59	Pre-Approval Policies and Procedures
60	Transactions with Related Persons

61	Item 5—Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation, as Amended, to Adopt Provisions Allowing Officer Exculpation Under Delaware Law

62	Other Information
66	About the Meeting
69	Appendix A - Non-GAAP Financial Measures
72	Appendix B - Officer Exculpation Amendment

4	DICK’S SPORTING GOODS, INC.

2022 PERFORMANCE HIGHLIGHTS

LARGEST SALES YEAR IN COMPANY HISTORY

NET SALES			DILUTED EARNINGS PER SHARE		NON-GAAP DILUTED EARNINGS PER SHARE*

$12.37B	+0.6% vs 2021	+41.3% vs 2019	$10.78		$12.04

			-22.3% vs 2021	+222.8% vs 2019	-23.3% vs 2021	+226.3% vs 2019
-0.5% consolidated same store sales, following 27.4% and 9.9% increases in 2021 and 2020**

			Earnings Before Taxes (EBT)		NON-GAAP EBT*
			$1.38B		$1.41B
SALES BREAKDOWN

2%
34%
40%
Category
24%
hardlines
softlines
footwear
other

14%
Brand
86%
national brands
vertical brands

			-30.6% vs 2021	+239.4% vs 2019	-30.2% vs 2021	+221.0% vs 2019

			EBT MARGIN		NON-GAAP EBT MARGIN*
			11.19%		11.43%

			-503bps vs 2021	+653bps vs 2019	-504bps vs 2021	+640 bps vs 2019

SIGNIFICANT CAPITAL RETURNED TO SHAREHOLDERS

During 2021 and 2022, we returned $2.4 billion to shareholders: ■Approximately $1.6 billion of share repurchases ■$766 million in dividends (Consistently paid quarterly dividend since 2011)			For 2023, we more than doubled our quarterly dividend, which equates to an annualized dividend of $4.00 per share and is more than 3.5 times the annualized dividend paid in 2019+
    +   The declaration of future dividends, including the per share amount, are contingent on authorization by our Board of Directors and are dependent upon multiple factors including future earnings, cashflows, financial requirements and other considerations.

OMNI-CHANNEL IMPACT

150M+	25M+	7M	70%	50%+
Total athletes in our database	active scorecard loyalty members, who generated over 70% of sales	new athletes joined the DICK’S Sporting Goods ecosystem	of eCommerce sales fulfilled by stores	Mobile penetration of eCommerce sales

NATIONAL FOOTPRINT OF STORES ARE THE HUB OF OUR OMNI-CHANNEL EXPERIENCE	853	728	125	~2/3
	Total stores in 47 states	DICK’S Sporting Goods stores	Specialty concept stores	Of U.S. population captured by our store trade areas
     *    Represents a non-GAAP financial measure. See Appendix A for the GAAP to non-GAAP reconciliations and related information.
     **  Beginning in fiscal 2022, the Company revised its method for calculating comparable store sales by including relocated store locations. Prior year fiscal 2021 information was revised to reflect this change for comparability purposes. See additional details as furnished in Exhibit 99.2 of the Company's Form 8-K, which was filed with the SEC on March 8, 2022. Comparable store sales information prior to fiscal 2021 has not been revised to reflect this change in methodology.

2023 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. You should read this entire proxy statement and our Annual Report on Form 10-K before voting.

ITEM 1 Election of Directors
The Board recommends a vote “FOR” each director nominee.	See page 9

NAME AND PRINCIPAL OCCUPATION	INDEPENDENT	AGE	DIRECTOR SINCE	COMMITTEE MEMBERSHIP
Mark J. Barrenechea Chief Executive Officer and Chief Technology Officer OpenText Corp.		58	2014
Emanuel Chirico Retired Chairman and Chief Executive Officer PVH Corp.		65	2003
William J. Colombo Vice Chairman DICK’S Sporting Goods, Inc.		67	2002
Anne Fink President, Global Foodservice PepsiCo, Inc.		59	2019
Larry Fitzgerald, Jr. Former Professional Athlete National Football League		39	2020
Lauren R. Hobart President & Chief Executive Officer DICK’S Sporting Goods, Inc.		54	2018
Sandeep Mathrani Chairman and Chief Executive Officer WeWork Inc.		60	2020
Desiree Ralls-Morrison Executive Vice President, Chief Legal Officer and Corporate Secretary McDonald’s Corporation		56	2020
Lawrence J. Schorr Retired Chief Executive Officer Simona America Group, Simona AG		69	1985
Edward W. Stack Executive Chairman DICK’S Sporting Goods, Inc.		68	1984
Larry D. Stone Retired President and Chief Operating Officer Lowe’s Companies, Inc.		71	2007
Key to Committees

Audit Committee	Governance & Nominating Committee	Compensation Committee
Chairperson	Financial Expert

6	DICK’S SPORTING GOODS, INC.

PROXY STATEMENT SUMMARY

ITEM 2 Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers
The Board unanimously recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.	See page 26
Our executive management team remains focused on fulfilling the mission and purpose of DICK’S Sporting Goods, to continue as a leading omni-channel sporting goods retailer in a highly competitive, consumer-driven marketplace. Our executive compensation structure is designed to attract, motivate, reward and retain executives through a combination of fixed and variable compensation elements, including performance-based elements and time-vested equity awards. Our aggregate compensation program rewards the achievement of financial, operational and strategic goals over measurement periods of varying lengths, which creates balanced incentives for our named executive officers that encourage them to grow the Company in a disciplined, focused manner with a view toward long-term success and that align the interest of our executives with those of our stockholders.

Executive Chairman Pay Allocation	CEO Pay Allocation	Other NEO Pay Allocation

Base Salary	Short-Term Incentive Award	Performance Units	Restricted Stock Award
Amounts may not add due to rounding.
This mix of pay elements has been crafted to motivate our executives to drive the Company’s continuing development and evolution by offering both annual and long-term performance-based incentive awards, including both time- and performance-based equity awards. Each of these components serve to align the interests of our executives with our stockholders and encourages focus on longer-term growth. As illustrated above, a considerable portion of the compensation payable to our named executive officers is “pay-at-risk.”

ITEM 3 Non-Binding Advisory Vote on Whether an Advisory Vote on Compensation of Named Executive Officers Should Be Held Every One, Two, or Three Years
The Board unanimously recommends a vote “FOR” the option of every “ONE YEAR” as the preferred frequency for a non-binding advisory vote on compensation of our named executive officers.	See page 56
The Company must, at least every six years, provide stockholders the opportunity to vote, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers. The Board of Directors continues to believe that an annual advisory vote on compensation of the Company’s named executive officers allows the stockholders to provide timely, direct input on the Company’s compensation programs and other philosophies, policies and practices as disclosed in the proxy statement each year.

2023 PROXY STATEMENT	7

ITEM 4 Ratification of Independent Registered Public Accounting Firm
The Board unanimously recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for fiscal 2023.	See page 57
The Board of Directors believes the continued retention of Deloitte & Touche LLP is in the best interests of the Company and its stockholders.

ITEM 5 Approval of an Amendment to the Company’s Certificate of Incorporation to Adopt Provisions Allowing Officer Exculpation under Delaware Law
The Board unanimously recommends a vote “FOR” approval of the officer exculpation amendment to the Company’s Amended and Restated Certificate of Incorporation.	See page 59
Delaware recently amended certain provisions of the Delaware General Corporation Law to permit Delaware corporations to eliminate or limit the personal liability of officers for monetary damages associated with claims of breach of the duty of care in certain instances (the “Officer Exculpation”). The Board has determined that it is in the best interests of the Company and its stockholders to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, (our “Charter”) to provide for such Officer Exculpation.

8	DICK’S SPORTING GOODS, INC.

PROXY STATEMENT SUMMARY
CORPORATE GOVERNANCE

ITEM 1: Election of Directors
The Board recommends a vote “FOR” each director nominee.
In 2021, our stockholders approved changes to our Charter to declassify our Board and move to one-year terms, with such transition period ending in 2023. Our current term of office for our Class C directors expires at the 2023 Annual Meeting, with the result being that all of our directors are nominated for re-election for terms that expire annually.
Upon recommendation by the Governance & Nominating Committee, the Board proposes that each director be elected for a new one-year term expiring at the 2024 Annual Meeting or until their respective successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.
Board Composition
Our Board reflects a diversity of background and experience in varying substantive areas relevant to our operations and industry. The following summarizes certain aspects of our Board’s current composition:

Gender Diversity	Racial/Ethnic Diversity	Tenure	Age	Independence

2023 PROXY STATEMENT	9

CORPORATE GOVERNANCE
Director Skills and Qualifications
Our Board believes that the Board nominees collectively possess the knowledge, skills and unique perspectives needed to successfully guide our Company toward continued sustainable growth. This includes both core qualifications that we require of all of our directors, as well as demonstrated experience and expertise in varying substantive areas relevant to the Company.
CORE QUALIFICATIONS: ALL DIRECTORS

Broad-based business knowledge	Outstanding achievement in their professional career	Commitment to ethical values
Accountability	Integrity	Sound judgment
As we continue to refresh our Board (with four new directors in the past five years), we also focus on maintaining independence, diversity of background (including, but not limited to, race, origin, age, and gender), as well as the following experience and expertise:
DIVERSITY OF EXPERIENCE & EXPERTISE RELEVANT TO THE COMPANY

Accounting/Finance	Legal, compliance, and regulatory matters	Risk management
Cybersecurity/Privacy	Marketing and brand management	Sporting goods and apparel
eCommerce	Mergers and acquisitions	Strategic planning
Environmental, social, and governance (ESG) issues	Philanthropy	Supply chain
Human capital management	Real estate	Technology
Leadership	Retail operations

10	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE
Directors Standing for Election

Mark J. Barrenechea, 58 INDEPENDENT

QUALIFICATIONS
Mr. Barrenechea has over 30 years of experience in the technology industry, both in software management and server manufacturing, and brings insight regarding eCommerce and technology to the Board. Mr. Barrenechea also brings expertise to the Board from his executive and board leadership positions with various public and private companies, including experience with corporate strategy, corporate acquisitions and global operations. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
OpenText Corporation, an information management software products company (Nasdaq)
■Chief Executive Officer (2012 - present)
■Chief Technology Officer (2016 - present)
Silicon Graphics International Corporation, a global leader in high performance computing (Nasdaq)
■President and Chief Executive Officer (2007 - 2012)
CA Inc., an enterprise information technology management company (Nasdaq) (formerly Computer Associates International, Inc.)
■Executive Vice President, Chief Technology Officer (2003 - 2006)
Oracle Corporation, an enterprise software and corporate hardware products and services company (Nasdaq)
■Senior Vice President of Application Development (1997 - 2003)

Director Since: 2014
COMMITTEES:
Audit (Chair)
OTHER PUBLIC COMPANY DIRECTORSHIPS:
OpenText Corporation
FORMER PUBLIC
COMPANY
DIRECTORSHIPS:
Avery Dennison Corporation
Hamilton Insurance Group
Silicon Graphics International Corporation

Emanuel Chirico, 65 INDEPENDENT

QUALIFICATIONS
Mr. Chirico brings extensive knowledge of the retail industry to our Board along with a deep understanding of the financial, operational and strategic domestic and international issues that face global wholesale and retail companies, gained through his experience as Chairman and Chief Executive Officer of PVH Corp., a major global apparel company that operates a portfolio of brands including Calvin Klein and Tommy Hilfiger. Mr. Chirico also contributes significant corporate finance, financial reporting and accounting expertise gained as a result of his experience with a large public accounting firm and in his prior role as Chief Financial Officer of PVH Corp. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
PVH Corp., a wholesale and retail apparel company (NYSE)
■Chairman of the Board (2007 - 2021)
■Chief Executive Officer (2006 - 2021)
■President and Chief Operating Officer (2005 - 2007)
■Executive Vice President and Chief Financial Officer (1999 - 2005)
■Controller (1993 - 1999)

Director Since: 2003 COMMITTEES: Audit OTHER PUBLIC COMPANY DIRECTORSHIPS: Conagra Brands, Inc. FORMER PUBLIC COMPANY DIRECTORSHIPS: PVH Corp.

2023 PROXY STATEMENT	11

CORPORATE GOVERNANCE

William J. Colombo, 67 INDEPENDENT VICE CHAIRMAN

QUALIFICATIONS
Mr. Colombo brings more than 40 years of retail experience and insight to the Board, including expertise in operations, marketing and strategy. The Company continues to value his more than 30 years of Company-specific experience. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
DICK’S Sporting Goods, Inc. (NYSE) (Retired)
■Interim Chief Marketing Officer (2010 - 2011)
■President & Chief Operating Officer (2002 - 2008)
■Executive Vice President & Chief Operating Officer (2000 - 2002)
■President dsports.com LLC (1998 - 2000)
■Executive Vice President & Chief Operating Officer (1995 - 1998)
■Various Leadership Roles (1988 - 1995)
J.C.Penney Company, a retail company (NYSE)
■Various Field & District Positions (1977 - 1988)

Director Since: 2002 COMMITTEES: Compensation; Governance & Nominating FORMER PUBLIC COMPANY DIRECTORSHIPS: Gibraltar Industries

Anne Fink, 59 INDEPENDENT

QUALIFICATIONS
Ms. Fink brings valuable operational experience gained through her positions held at PepsiCo, Inc., in which she leads the restaurant, hotels, business & industry, college & university, and sports & entertainment channels. She also brings leadership skills developed in the President and Chief Operating Officer roles, and expertise in sales, marketing, strategy and operations, to the Board. These experiences and skills have led the Board to conclude that she should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
PepsiCo, Inc., a global food and beverage company (Nasdaq)
■President, Global Foodservice (2016 - present)
■Chief Operating Officer, Foodservice (2014 - 2016)
■Chief Commercial Officer, Retail Channels (2011 - 2014)
■Senior Vice President, Retail (2008 - 2011)

Director Since: 2019 COMMITTEES: Audit

Larry Fitzgerald, Jr., 39 INDEPENDENT

QUALIFICATIONS
Mr. Fitzgerald brings a unique business perspective to the Board through his experience leading the Larry Fitzgerald Foundation, which supports children and families in need with a focus on promoting literacy and technology skills, as well as efforts to prevent and cure breast cancer. As an active member of the sports and business communities, Mr. Fitzgerald adds management and operational experience gained through his ownership stake in the NBA’s Phoenix Suns and other investment activities. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
Arizona Cardinals, a National Football League organization
■Professional Athlete (2004 - 2020)

Director Since: 2020 COMMITTEES: Compensation; Governance & Nominating

12	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE

Lauren R. Hobart, 54

QUALIFICATIONS
As the Company’s President and Chief Executive Officer, Ms. Hobart provides the Board with insight into the Company’s business operations, opportunities and challenges. In her time with the Company, she initiated the transformation to become a more digitally focused and customer-centric omni-channel business and launched the CALIA brand. In addition to her expertise in marketing and strategic planning and her insight into consumer needs and marketplace trends, Ms. Hobart brings her understanding of the day-to-day operations of the Company and the unique issues facing the Company and the retail industry to our Board. These experiences and skills have led the Board to conclude that she should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
DICK’S Sporting Goods, Inc. (NYSE)
■President & Chief Executive Officer (2021 - present)
■President (2017 - 2021)
■Executive Vice President, Chief Customer & Digital Officer (2017)
■Executive Vice President, Chief Marketing Officer & Chelsea Collective General Manager (2015 - 2017)
■Senior Vice President, Chief Marketing Officer (2011 - 2015)
PepsiCo, Inc., a global food and beverage company (Nasdaq)
■Chief Marketing Officer, Carbonated Soft Drinks (2009 - 2011)
■Senior Marketing Leadership, Strategic Planning & Finance Roles (1997 - 2009)
Wells Fargo & Co, a financial services provider (NYSE) (1993 - 1995)
■Senior Relationship Manager, Corporate Banking Division
JP Morgan Chase & Co., a financial holding company (NYSE) (1990 - 1993)
■Asset Based Lending Credit Analyst & Account Manager

Director Since: 2018 OTHER PUBLIC COMPANY DIRECTORSHIPS: Marriott International, Inc. FORMER PUBLIC COMPANY DIRECTORSHIPS: YUM! Brands, Inc.; Sonic Corp

Sandeep Mathrani, 60 INDEPENDENT

QUALIFICATIONS
Mr. Mathrani adds significant experience as a real estate industry veteran with over 30 years of experience as a result of his executive role at WeWork and his prior positions with other companies in the real estate industry. Additionally, Mr. Mathrani also provides a diverse viewpoint and valuable corporate governance, management, operational and strategic expertise to the Board through his experience as an executive officer and a public company board member. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
WeWork, a commercial real estate company (NYSE)
■Chairman (2022 - present)
■Chief Executive Officer (2020 - present)
Brookfield Properties Reit, Inc., a commercial real estate company (Nasdaq)
■Chief Executive Officer (2018 - 2020)
General Growth Properties, Inc., a former commercial real estate company
■Chief Executive Officer (2010 - 2018)

Director Since: 2020
COMMITTEES:
Audit
OTHER PUBLIC COMPANY DIRECTORSHIPS:
WeWork; Tanger Factory Outlet Centers, Inc.; Bowlero Corporation
FORMER PUBLIC
COMPANY
DIRECTORSHIPS:
Brookfield Properties Reit, Inc.; General Growth Properties, Inc.; Host Hotels & Resorts, Inc.

2023 PROXY STATEMENT	13

CORPORATE GOVERNANCE

Desiree Ralls-Morrison, 56 INDEPENDENT

QUALIFICATIONS
Ms. Ralls-Morrison brings significant legal, regulatory, and corporate governance expertise as a result of her current role at McDonald’s Corporation, and prior roles at Boston Scientific, Boehringer Ingelheim, and Johnson & Johnson. Additionally, Ms. Ralls-Morrison provides a diverse perspective and lends additional expertise to the Board through her prior experiences as a board member of The Danbury Hospital and The Partnership, Inc., and a founding member of The New Commonwealth Racial Equality and Social Justice Fund in Massachusetts. These experiences and skills have led the Board to conclude that she should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
McDonald’s Corporation, a global food services company (NYSE)
■Executive Vice President, Chief Legal Officer and Corporate Secretary (2021 - present)
Boston Scientific Corporation, a medical device manufacturer (NYSE)
■Senior Vice President, General Counsel and Corporate Secretary (2017 - 2021)
Boehringer Ingelheim, a private pharmaceutical company
■General Counsel, US (2013 - 2017)
Johnson & Johnson, a global consumer healthcare company (NYSE)
■General Counsel, Consumer (2012 - 2013)
■Senior Counsel/Assistant General Counsel (2005 - 2012)

Director Since: 2020 COMMITTEES: Compensation; Governance & Nominating

14	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE

Lawrence J. Schorr, 69 INDEPENDENT LEAD DIRECTOR

QUALIFICATIONS
In addition to Mr. Schorr’s legal experience, he brings demonstrated leadership skills to the Board as the current Deputy Chairman of SURTECO North America, past Chief Executive Officer of SIMONA AMERICA GROUP, and as the former managing partner of a law firm. Mr. Schorr has over 30 years of knowledge of the Company from serving as a member of the Board during the Company’s expansion from a two-store chain to a multi-banner retailer with over 800 stores and an eCommerce business. Mr. Schorr has been the Company’s Lead Director since March 2012. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
SURTECO North America, a subsidiary of SURTECO Group SE, a German manufacturing company (Prime Standard segment of the Frankfurt Stock Exchange)
■Deputy Chairman (March 2023 - Present)
■Non-Executive Chairman (2021 - 2023)
SIMONA AMERICA GROUP, the North American operations of SIMONA AG, a German manufacturing company (General Standard segment of the Frankfurt Stock Exchange) (Retired)
■Chief Executive Officer (2014 - 2020)
Boltaron Performance Products, a privately owned plastics manufacturing company that was acquired by SIMONA AG
■Chief Executive Officer (2004 - 2014)
RRT-Recycle America, a subsidiary of WMX Technologies, Inc.
■President (1992 - 1995)
Resource Recycling Technologies, Inc., a solid waste material management company (American Stock Exchange)
■President (1988 - 1992)
Levene, Gouldin and Thompson LLP
■Partner and Managing Partner (1981 - 1988; 2001 - 2008)

Director Since: 1985 COMMITTEES: Compensation, Governance & Nominating (Chair)

2023 PROXY STATEMENT	15

CORPORATE GOVERNANCE

Edward W. Stack, 68 EXECUTIVE CHAIRMAN

QUALIFICATIONS
During Mr. Stack’s tenure as the Company’s Chairman and Chief Executive Officer, he led the Company’s sustained growth from a two-store chain to a multi-banner chain with over 800 stores and an eCommerce business. He now serves as the Company’s Executive Chairman and oversees the Company’s merchandising and real estate functions and leads the Company’s strategic growth initiatives. Mr. Stack’s history with the Company, his extensive industry and retail experience and his expertise in corporate strategy, development and execution have led the Company to its current success. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
DICK’S Sporting Goods, Inc. (NYSE)
■Executive Chairman (2021 - present)
■Chairman and Chief Executive Officer (1984 - 2021)

Director Since: 1984 FORMER PUBLIC COMPANY DIRECTORSHIPS: Key Corp

Larry D. Stone, 71 INDEPENDENT

QUALIFICATIONS
Mr. Stone brings considerable retail experience gained through his positions at Lowe’s Companies, Inc., combined with the leadership skills developed as its President and Chief Operating Officer and his expertise in real estate, store operations, eCommerce, brand management, marketing and strategic finance, to the Board. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.
CAREER HIGHLIGHTS
Lowe’s Companies, Inc., a home improvement retailer (NYSE) (Retired)
■President & Chief Operating Officer (2006 - 2011)
■Senior Executive Vice President, Merchandising/Marketing (2005 - 2006)
■Senior Executive Vice President, Store Operations (2003 - 2005)
■Executive Vice President, Store Operations (2001 - 2003)

Director Since: 2007 COMMITTEES: Compensation (Chair); Governance & Nominating FORMER PUBLIC COMPANY DIRECTORSHIPS: At Home Group, Inc.
Board Assessment and Director Nomination Process
Annual Assessment of Size, Composition and Structure
Members of our Governance & Nominating Committee annually review and evaluate policies and practices with respect to the size, composition and functions of the Board. To appropriately evaluate and continue to improve the effectiveness of the Board, the Governance & Nominating Committee also oversees an annual evaluation process of the Board’s performance as well as the performance of its standing committees.

16	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE
BOARD AND COMMITTEE ASSESSMENT

FORMAT	TOPICS	PRESENTATIONS OF FINDINGS

Anonymous questionnaire completed by each director
•Size, composition and role of the Board
•Information to improve Board and committee effectiveness
•Selection processes for directors and Lead Director
•Meeting materials, participation and attendance
•Company Performance, Strategy and Industry Information
•Other board service or directorships
Feedback received from Board evaluations is discussed during the full Board and committee meetings.
Director Assessment and Renomination Process
Our Board also annually assesses the performance of each non-employee director in considering whether to re-nominate that director at the upcoming annual meeting.
INDIVIDUAL DIRECTOR ASSESSMENTS

SELF-EVALUATION	ONE-ON-ONE INTERVIEW	ASSESSMENT

Non-employee directors considered for renomination at the upcoming Annual Meeting who have served at least one year on the Board complete individual self-evaluations of their performance and contributions to the Board and the committee(s) on which they serve.	Self-evaluation assessments are followed by one-on-one interviews conducted by the chair of the Governance & Nominating Committee.	The self-evaluations and interviews are discussed with the Executive Chairman and the results included amongst the considerations for the director renomination process.

MANDATORY RETIREMENT POLICY
Our Corporate Governance Guidelines provide that non-employee directors must submit an offer of resignation to the Governance & Nominating Committee upon reaching the age of 72. Such resignation, if accepted by the Board upon recommendation by the Governance & Nominating Committee, would become effective on or before the expiration of the director’s then-current term. The Board, upon recommendation by the Governance & Nominating Committee, may also choose to reject a director’s proposed resignation.
OTHER BOARD SERVICE AND DIRECTORSHIPS
We revised our Corporate Governance Guidelines in 2022 with respect to directors joining the boards of other public companies. We value the experience and leadership that our directors bring from other boards, but we also recognize the time commitment and demands that other board service places on directors. As a result, our Corporate Governance Guidelines now require any director seeking to join the board of another public company to take all reasonable steps to notify us in advance of accepting such directorship to allow a reasonable opportunity to assess the director’s continued independence, potential conflicts of interest, and other issues raised by the prospective outside board and committee appointments. All directors are encouraged to assess their current and future commitments and to limit the number of other boards on which they serve, such that no director should serve on the board of more than two other public companies without the approval of our full Board. Furthermore, management directors shall serve on no more than one other public company board and must notify and obtain approval from our Executive Chairman prior to joining the board of another public company.
Mr. Mathrani currently serves on the board of directors of three other public companies, including WeWork Inc. of which he is the Chief Executive Officer. The Board has reviewed the circumstances surrounding Mr. Mathrani’s other directorships and has waived the Company’s limit regarding other board service due to the unique and specialized skill set that Mr. Mathrani possesses in the real estate industry and his role as the chief executive officer of a publicly-traded company. The Company values his knowledge, expertise, and perspective and has determined that his other directorships do not detrimentally impact his service and commitment to the Company.

2023 PROXY STATEMENT	17

CORPORATE GOVERNANCE
Identification and Consideration of New Nominees
The Governance & Nominating Committee is responsible for recommending candidates to the Board for the Board of Directors membership and engages in the evaluation process as outlined below:

EVALUATIONS OF PROSPECTIVE NOMINEES	RECOMMENDATIONS BY COMMITTEE	DETERMINATIONS BY BOARD

The Governance & Nominating Committee will take steps necessary to evaluate a prospective nominee, including, if warranted, interviews of the prospective nominee by one or more Governance & Nominating Committee or Board members.	After completing this evaluation and other steps of the process, the Governance & Nominating Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board.	The Board then determines the nominees after considering the recommendations and report of the Governance & Nominating Committee.

STOCKHOLDER NOMINATIONS
If a stockholder properly submits a nominee for election, the Governance & Nominating Committee, at the direction of the Committee Chair, makes an initial determination as to whether to conduct a full evaluation of a prospective candidate, based on the initial information provided with respect to the prospective candidate, as well as the Governance & Nominating Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or to expand the size of the Board, and the likelihood that the prospective nominee will satisfy the Board member criteria described above. If the Governance & Nominating Committee determines, in consultation with the Lead Director and other Board members as appropriate, that additional consideration is warranted, it may request that additional information be gathered about the prospective nominee’s background and experience and that a report be prepared, and may utilize a third-party search firm to assist in such a process. The Governance & Nominating Committee then would evaluate the prospective nominee against the standards and qualifications set out in the Company’s Corporate Governance Guidelines, as outlined above, all in the context of an assessment of the perceived needs of the Board at that point in time.
Board Independence
Pursuant to our Corporate Governance Guidelines, which meet the listing standards adopted by the New York Stock Exchange (“NYSE”) and are available on the Investor Relations portion of our website (http://investors.dicks.com), the Board undertook its annual review of existing director and director nominee independence on March 22, 2023. During this review, the Board considered transactions and relationships between each director and the Company (either directly or as a partner, stockholder or officer of any organization that has a relationship with the Company), including (i) the relationship between the Company and OpenText Corporation, one of our technology service providers, for which Mr. Barrenechea serves as Chief Executive Officer and Chief Technology Officer;(ii) the relationship between the Company and Mr. Barrenechea as a former board member of Avery Dennison, a non-merchandise vendor of the Company; (iii) the relationship between the Company and PepsiCo, Inc., a global foodservice provider and one of our vendors, for which Ms. Fink serves as President, Global Foodservice; (iv) the relationship between the Company and Tanger Factory Outlets, Inc., a landlord for one of our store locations, for which Mr. Mathrani serves on the board of directors; (v) joint charitable events organized by Mr. Fitzgerald or charitable organizations with which he has an affiliation and the Company; (vi) the relationship of Mr. Fitzgerald and New Era, a merchandise vendor of the Company, for which Mr. Fitzgerald performed services at a Company store location; (vii) the relationship between the Company and Tommy John, Inc., an apparel vendor, for which Mr. Chirico serves on the board of directors and holds a nominal ownership interest; and (viii) Mr. Colombo’s role as trustee of trusts that hold Class B common shares for the benefit of Mr. Stack’s children and his non-leadership position in one of Mr. Stack’s charitable projects. As provided in the Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director or nominee for director is independent in accordance with independence requirements under our Corporate Governance Guidelines and as implemented by the NYSE. As a result of the review, the Board affirmatively determined that all non-employee directors are independent in accordance with the standards set forth in our Corporate Governance Guidelines and independence requirements implemented by the NYSE.

18	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE
Board and Committee Structure
Board Leadership Structure
Our Corporate Governance Guidelines provide that the Board may elect its Chair and the Company’s Chief Executive Officer in the manner the Board considers in the best interests of the Company. Furthermore, these positions may be filled by one or two individuals. The Board maintains the flexibility to determine the leadership structure that serves the best interests of the Company and its stockholders and has not adopted a formal policy on separation of the Chair and Chief Executive Officer roles. Beginning in 2021, the roles of Board Chair and Chief Executive Officer of the Company were separated into two separate positions, with Mr. Stack serving as the Board’s Executive Chairman and Ms. Hobart serving as the Company’s President & Chief Executive Officer and Board member.
Our Corporate Governance Guidelines also provide that when the Board’s Chair is not an independent director, the Board will designate a presiding non-employee director, or Lead Director, position.
The Board believes that our current structure is in the best interests of the Company and its stockholders to allow for a successful transition of leadership, while providing strong independent oversight.
Lead Director Role and Responsibilities
The responsibilities of our Lead Director include:
■Approving Board and Committee meeting schedules and agendas (in consultation with the non-management directors and Executive Chairman)
■Recommending Committee composition, including chairs, to the Executive Chairman
■Calling executive sessions of the non-management directors when necessary or appropriate
■Presiding at all meetings at which the Executive Chairman is not present and, if appropriate, apprising the Executive Chairman of the issues considered
■Approving the retention of outside advisors and consultants
■Engaging with major stockholders
■Interviewing and providing recommendations on potential director candidates with the Executive Chairman and the Governance & Nominating Committee
■Evaluating the Executive Chairman’s, CEO’s and the Board’s performance with the Governance & Nominating Committee during the Annual Assessment and Self-Assessments process and as otherwise necessary
Lawrence J. Schorr, Lead Director (since 2012)
Mr. Schorr provides leadership and direction to the Company’s independent directors, presides over executive sessions of the Board, evaluates the directors’ individual and board assessments, and serves as a liaison between the Executive Chairman and the independent directors.
The Board believes that Mr. Schorr is well suited to continue to serve as Lead Director given his extensive operational and legal experience, as well as the specific insights into the Company that he has gained over the course of his service as a director.

2023 PROXY STATEMENT	19

CORPORATE GOVERNANCE
Board Committees
The Board has standing Audit, Compensation and Governance & Nominating Committees. Furthermore, the Board may from time to time establish additional committees for specific purposes. Each standing Committee operates under a written charter, all of which are reviewed and may be modified from time to time, and are available on the Investor Relations portion of our website at
http://investors.dicks.com.
Each member of our three standing committees meets the requirements for independence under the listing standards of the NYSE, regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”) and the Company’s Corporate Governance Guidelines, as applicable.

Audit Committee 2022 MEETINGS: 8
Members: Mark J. Barrenechea∗ (Chair), Emanuel Chirico∗, Anne Fink, Sandeep Mathrani∗

ROLES AND RESPONSIBILITIES:
Primary committee functions include:
■Overseeing the integrity of the audit process, financial reporting and internal accounting controls of the Company
■Overseeing the work of the Company’s financial management team, the Company’s internal auditors and any registered independent public accounting firm employed by the Company (including oversight of its independence and qualifications)
■Overseeing management’s development of, and adherence to, a sound system of internal accounting and financial controls
■Ensuring that internal auditors and outside auditors objectively assess the Company’s financial reporting, accounting practices and internal controls
■Ensuring that an open avenue of communication exists between the Company’s outside auditors, internal auditors and the Board
■Overseeing management’s development of, and adherence to, guidelines and procedures for risk management and compliance, including with respect to financial matters; legal and compliance matters; information technology; cybersecurity and data protection; and environmental, social, and governance (“ESG”) matters
∗         Audit Committee Financial Expert within the meaning of SEC regulations

Governance & Nominating Committee 2022 MEETINGS: 4
Members: Lawrence J. Schorr (Chair), William J. Colombo, Larry Fitzgerald, Jr., Desiree Ralls-Morrison, Larry D. Stone

ROLES AND RESPONSIBILITIES:
Primary committee functions include:
■Providing oversight and guidance to the Board to ensure that the membership, structure, policies and processes of the Board and its committees facilitate the effective exercise of the Board’s role in our corporate governance
■Reviewing and evaluating charters, policies and practices with respect to the size, composition and functions of the Board
■Evaluating the qualifications of candidates for election as directors, and recommending such candidates to the full Board
■Advising in connection with management and director succession planning
■Overseeing annual self-evaluations by the Board, its committees and each of our Executive Chairman and President & Chief Executive Officer
■Providing oversight, monitoring and assessing risks and strategies in the areas of ESG matters

20	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE

Compensation Committee 2022 MEETINGS: 5
Members: Larry D. Stone (Chair), William J. Colombo, Larry Fitzgerald, Jr., Desiree Ralls-Morrison, Lawrence J. Schorr

ROLES AND RESPONSIBILITIES:
Primary committee functions include:
■Recommending an overall executive compensation program design for the Company
■Discharging the Board’s responsibilities relating to compensation of the executive officers and directors of the Company
■Monitoring and assessing risk with respect to Company compensation policies, programs and practices
■Reviewing officer compensation recommendations provided by our Executive Chairman, President & CEO, and Chief People and Purpose Officer
■Monitoring and serving as administrator of our Amended and Restated 2012 Stock and Incentive Plan, and approving annual grants of equity and performance-based awards under the plan to executive officers

Compensation Committee Interlocks and Insider Participation
The Compensation Committee currently consists of Messrs. Colombo, Fitzgerald, Schorr, Stone and Ms. Ralls-Morrison. None of Messrs. Fitzgerald, Schorr, Stone or Ms. Ralls-Morrison has ever been an officer or employee of ours or any of our subsidiaries. Mr. Colombo served as an officer and employee of the Company in various roles from 1988 until 2011.
None of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
Meetings and Attendance
During fiscal 2022, the Board met 5 times. Each director attended either in person or via teleconference at least 75% of the aggregate of all Board and applicable committee meetings during fiscal 2022 for the period in which they served as director.
The independent directors conduct regular executive sessions in addition to providing feedback during the course of Board meetings.
The Board strongly encourages its continuing members to attend the Annual Meeting of Stockholders. The Company currently expects that all of its directors will be present during the online 2023 Annual Meeting. All of the then-current members of the Board were in attendance at the 2022 Annual Meeting of Stockholders, which was held virtually.

2023 PROXY STATEMENT	21

CORPORATE GOVERNANCE
Director Development and Engagement
The Board has an orientation and onboarding program for new Directors and provides continuing education opportunities for all Directors.

New Director Orientation	The Company’s director orientation program for new directors (which is also available to current directors) is tailored to the needs of each new director, depending on his or her existing areas of expertise and experience. Materials provided to new directors include information on the Company’s vision and strategic direction, financial matters, principal operating businesses, corporate governance practices, Code of Business Conduct, and other key policies and practices. The onboarding process includes a series of one-on-one meetings with members of senior management and their staff for briefings. New directors are also invited to tour the Company’s lab store where it tests new presentations and showcases inventory for upcoming seasons.

Continuing Director Education	We provide each board member with a membership to the National Association of Corporate Directors (NACD) where directors may access education programs relevant to their needs or interests. We also cover the cost for any director who wishes to attend programs and seminars outside of their NACD membership on topics relevant to their service as directors. From time to time, members of management also present to the Board or its committees on new developments in areas relevant to the Company. Furthermore, CEOs and other executive leaders from companies with which we have strategic relationships are periodically invited to present to the Board to discuss their company, the industry and their relationship with the Company. We also schedule visits to Company stores so directors can better understand how we run our business.

Key Areas of Board Oversight
Strategic Oversight

The Board actively oversees the Company’s long-term business strategy to ensure that we are positioned to fulfill our mission to create an inclusive environment, build leading brands that serve and inspire athletes, deliver shareholder value through growth and relentless improvement, and make a lasting impact on communities through sport.
The Board continuously engages with management on a variety of topics, including as part of the Board and committee meetings. The Company’s independent directors also regularly hold executive sessions without management present to discuss strategy and related results. Each year, the Board:

Holds annual two-day strategy session, including presentations from, and engagement with, senior executives across the Company	Engages with senior management and emerging leaders of the Company on critical business matters relevant to the Company’s long-term strategy, including key strategic initiatives, competitive and economic trends, technology updates, financial/capital decision making, succession planning and other growth opportunities	Visits DICK’S Sporting Goods stores for first-hand observations about the Company’s operations

22	DICK’S SPORTING GOODS, INC.

CORPORATE GOVERNANCE
Risk Oversight

2023 PROXY STATEMENT	23

CORPORATE GOVERNANCE

OVERSIGHT OF ESG
Some of the Company’s strategies and goals related to ESG initiatives are addressed in our “Purpose Playbook,” the Company’s Sustainability Report (covering fiscal 2021) which is available in the Investor Relations section of our website at
http://investors.dicks.com. The Sustainability Report is not incorporated by reference into this proxy statement.

LEVELING THE PLAYING FIELD	CLEARING HURDLES	RAISING THE BAR	PROTECTING THE HOME COURT
Creating an inclusive, equitable, diverse, and safe workplace where teammates can thrive	Breaking down barriers to ensure that all communities have a chance to play sports, learn, and prosper	Providing athletes with innovative, responsible products	Addressing our environmental footprint as responsible stewards of the planet
Many of our ESG efforts are managed by a cross-functional team that shapes and drives ESG strategy, tracks key performance indicators, addresses challenges, and manages progress toward the Company’s stated goals encompassed in the four pillars above. Management presents ESG topics to our Board and its committees during the course of the year. The Governance & Nominating Committee serves as the primary committee assisting the Board in oversight of the Company’s ESG work and ESG strategy.

OVERSIGHT OF CYBER SECURITY AND DATA PRIVACY
The Board (and specifically, the Audit Committee) works with Company’s management and the Company’s dedicated Cybersecurity and Privacy teams, as privacy and the security of athlete and teammate data continues to be a company-wide priority, and are critical to the Company’s strategy of being a trusted advisor throughout the athlete and teammate experience. Before reaching the Board and Audit Committee, security and privacy topics are addressed at all levels of the Company, including required teammate training, and executive leadership oversight. The Company’s Cybersecurity and Privacy Teams work in close partnership with multiple internal constituencies to monitor and focus on current and emerging data security and privacy matters across the Company and with third-parties, while implementing and enabling industry-accepted cybersecurity risk management and compliance frameworks and programming. The Company continually invests in skilled personnel, recurring training, processes and procedures, insurance coverages, and numerous technologies to keep pace with current threats, trends, and an ever-evolving legal, regulatory, compliance and risk landscape with respect to cyber security and data privacy.

24	DICK’S SPORTING GOODS, INC.

DIRECTOR COMPENSATION
Director Compensation Table—2022

NAME(1) (a)	FEES EARNED OR PAID IN CASH(2) ($) (b)	STOCK AWARDS(3) ($) (c)	OPTION AWARDS ($) (d)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (e)	NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($) (f)	ALL OTHER COMPENSATION ($) (g)	TOTAL ($) (h)
Mark J. Barrenechea	$130,000	$160,029	—	—	—	—	$290,029
Emanuel Chirico	$90,000	$160,029	—	—	—	—	$250,029
William J. Colombo	$92,500	$160,029	—	—	—	—	$252,529
Anne Fink	$90,000	$160,029	—	—	—	—	$250,029
Larry Fitzgerald, Jr.	$92,500	$160,029	—	—	—	—	$252,529
Sandeep Mathrani	$90,000	$160,029	—	—	—	—	$250,029
Desiree Ralls-Morrison	$92,500	$160,029	—	—	—	—	$252,529
Lawrence J. Schorr	$135,000	$160,029	—	—	—	—	$295,029
Larry D. Stone	$117,500	$160,029	—	—	—	—	$277,529
(1)Edward W. Stack and Lauren R. Hobart are employees of the Company and do not receive any compensation in connection with their service on the Board. Mr. Stack’s and Ms. Hobart’s 2022 compensation is reported in the “Summary Compensation Table” and the other compensation tables in this proxy statement.
(2)Amounts reflect fees relating to calendar 2022.
(3)The values set forth in this column represent the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation (excluding the effect of forfeitures), of the restricted stock award granted to each non-employee director on June 15, 2022, computed based on the closing price of the Company’s common stock on June 15, 2022, or $74.71 per share. The number of shares of unvested restricted stock outstanding as of January 28, 2023 was 6,663 for each director other than Mr. Fitzgerald, who had 4,803 shares of unvested restricted stock outstanding, and Mr. Mathrani and Ms. Ralls-Morrison, who each had 4,420 shares of unvested restricted stock outstanding.

2023 PROXY STATEMENT	25

DIRECTOR COMPENSATION
Understanding Our Director Compensation Table
In 2022, as shown below, each non-employee director received an annual cash retainer paid quarterly on a prorated basis, and a grant of restricted stock following the annual meeting of stockholders. Historically, new non-employee directors also receive an appointment grant of restricted stock. These restricted stock grants vest on the sooner to occur of the first anniversary of the date of grant or the next annual meeting of stockholders. Non-employee directors also receive additional cash retainers based on their committee memberships and status as the Lead Director.
Non-employee directors are reimbursed for expenses incurred by them in connection with the performance of their duties, including attending Board and committee meetings and continuing education, are eligible to participate in the Company’s employee discount program, and may receive nominal holiday gifts and product samples from time to time.
For 2023, the annual retainer will be $100,000; the Lead Director retainer will be $40,000; and the Audit Committee retainer and the Governance and Nominating Committee retainer will be $20,000 and $10,000, respectively; the annual and appointment equity grant will be valued at $180,000; and the remaining retainer fees will be unchanged.
Director Equity Compensation
■Equity makes up a meaningful portion of the directors’ overall compensation mix to align interests with stockholders.
■Because all directors are elected for one-year terms as a result of the Board’s declassification, the equity vesting period was changed from three years to one year in 2022.
■To further align director and stockholder interests, we also maintain director stock ownership guidelines equal to five times the value of the annual cash retainer.
■As of the record date for the 2023 Annual Meeting, all directors were in compliance with this requirement.
Non-Employee Director Compensation Deferral Plan
The Board adopted the Company’s Non-Employee Director Deferral Plan in March 2023, under which our non-employee directors may defer all or a portion of their annual or appointment equity award until the earlier to occur of (1) the date specified by the director, (2) the director’s death or disability or (3) the date the director ceases to serve as a member of the Board. Directors must make any deferral election on or before December 31 of the year preceding the grant of the annual equity award or, in the case equity awards granted in the year of the plan’s adoption or granted to a newly-elected director, within thirty days of the date the director becomes eligible to participate in the plan. Deferral elections for the 2023 annual equity award were made within thirty days of the adoption of the plan.

26	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION

ITEM 2 Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers
The Board unanimously recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.
As we have done each year since our 2011 Annual Meeting of Stockholders, and as required by Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, the compensation of our named executive officers, which is currently undertaken on an annual basis. Since the vote on this compensation program is advisory in nature, it will not affect any compensation already awarded to any named executive officer and will not be binding on or overrule any decisions made by the Compensation Committee or the Board. The vote on this resolution is not intended to address any specific element of compensation. Rather, this vote relates to the compensation of our named executive officers as a whole, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.
As discussed within “Compensation Discussion and Analysis,” our compensation program, overseen by our Compensation Committee, is designed to align executive pay with Company performance, and we seek to closely align the interests of our named executive officers with the interests of our stockholders.
The Compensation Committee and the Board will consider the results of this advisory vote when formulating future executive compensation policy. The results of this vote will serve as an additional tool to guide the Compensation Committee and the Board in continuing to align the Company’s executive compensation program with the interests of the Company and its stockholders. The results of this vote will also guide the Compensation Committee and the Board to ensure that our executive compensation program is consistent with our commitment to high standards of corporate governance.
We ask our stockholders to vote on the following resolution at the 2023 Annual Meeting:
“RESOLVED, that the Company’s stockholders approve on an advisory basis the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosure.”

2023 PROXY STATEMENT	27

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Performance Highlights
In 2022, we delivered the largest sales year in the Company’s history of $12.4 billion dollars. We also achieved earnings before income taxes margin (“EBT margin”) of more than 11% and delivered earnings per diluted share of $10.78 and non-GAAP earnings per diluted share of $12.04. When comparing our performance this year versus pre-COVID pandemic levels in 2019:

•Sales increased 41% or $3.6 billion dollars;
•Merchandise margin increased more than 300 basis points;
•EBT margin more than doubled;
•Earnings per diluted share more than tripled; and
•Our cumulative total shareholder return (“TSR”) is more than double the cumulative TSR of the S&P 500 Specialty Retail Industry Index over 2020 - 2022.

Furthermore, we returned nearly $2.4 billion to shareholders over 2021 and 2022 with approximately $1.6 billion of share repurchases and $766 million in dividends. In the first quarter of 2023, we more than doubled our quarterly dividend, which equates to an annualized dividend of $4.00 per share and is more than 3.5 times the annualized dividend paid in 2019. The declaration of future dividends, including the per share amount, are contingent on authorization by our Board of Directors and are dependent upon multiple factors including future earnings, cash flows, financial requirements and other considerations.
Named Executive Officers
This Compensation Discussion and Analysis describes our executive compensation program, including a discussion of the philosophy and intent of the material elements of the program. The discussion is focused on the following named executive officers for fiscal 2022.

Edward W. Stack Executive Chairman	Lauren R. Hobart President & Chief Executive Officer	Navdeep Gupta Executive Vice President — Chief Financial Officer	Raymond Sliva Executive Vice President — Stores	Vlad Rak Executive Vice President — Chief Technology Officer

28	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Executive Summary
Our Compensation Philosophy

ATTRACT AND RETAIN A TALENTED MANAGEMENT TEAM	BENCHMARK COMPENSATION ELEMENTS
To fulfill the mission and purpose of DICK’S Sporting Goods, we must have an executive management team focused on helping us continue as a leading omni-channel sporting goods retailer in a highly competitive, consumer-driven marketplace.

We generally set elements of compensation within a range based on the market median, but we are willing to compensate above market median for leaders with critical skills that will help us achieve outstanding performance.

LINK PAY TO PERFORMANCE	USE MULTIPLE TIME HORIZONS
We link a significant portion of executive compensation to Company performance, causing it to be “at risk,” with payout being tied directly to achievement of our financial performance goals.
Our use of multiple performance and vesting periods creates an aggregate compensation program that drives the achievement of financial, operational and strategic goals over both the short and long term.

VARIABLE COMPENSATION DRIVES SPECIFIC STRATEGIC GOALS	CREATE LONG-TERM VALUE FOR SHAREHOLDERS
Each incentive program is distinct and is typically structured to reward the achievement of specific and pre-determined financial, operational and strategic goals established at the beginning of the performance period.

The Compensation Committee believes that our compensation program creates balanced incentives for our named executive officers that encourage them to grow the Company in a disciplined, focused manner with a view toward long-term success and that align the interest of executives with those of stockholders, while avoiding unnecessary risk taking.

2023 PROXY STATEMENT	29

EXECUTIVE COMPENSATION
Compensation Practices
We strive to align our executive compensation program with the interests of the Company and our stockholders. The chart below highlights certain pay practices that we utilize and those that we avoid.

Pay Practices We Utilize	Pay Practices We Avoid
■Link pay to performance
■Use of threshold gate for payouts to occur
■Alignment of performance metrics with Company’s strategy
■Dividends on unvested restricted stock are subject
to forfeiture
■Stock ownership guidelines
■Strongly discourage restricted pledging transactions
■Limited perquisites

■No employment agreements with our
executive officers
■No change-in-control agreements
■No tax gross-ups other than for relocation benefits
■No repricing underwater stock options
■No short-sales, no hedging or other monetization transactions

We believe these pay practices create an overall compensation program designed to motivate and reward our teammates, including executive officers, for their performance on a short-term and long-term basis and for taking appropriate business risks. Further, these pay practices help to ensure that excessive or unnecessary risk taking is mitigated, and encourage a level of risk taking that is not reasonably likely to have a material adverse effect on the Company.
Consideration of 2022 Say-On-Pay Vote
We held an advisory vote at the 2022 Annual Meeting of Stockholders where we asked our stockholders to approve, on a non-binding advisory basis, the compensation paid to our named executive officers in 2021. The Company received more than 99% approval of the votes cast with respect to the 2021 compensation paid to our named executive officers.
Due to the ten-to-one voting power held by holders of the Class B common stock, the Compensation Committee also considered the voting results solely from the holders of the Company’s common stock. The Committee took into account the level of stockholder support received, among other factors, in establishing the Company’s 2022 compensation policies and programs.

30	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Principal Elements of Our 2022 Executive Compensation
Our pay elements are crafted to motivate our executives to drive the Company’s development and evolution by offering both short-term and long-term incentive awards, and a mix of both time- and performance-based vesting requirements, each of which aligns the interests of our executives with our stockholders and encourages focus on growth over both the short and long term.
Overall, a considerable portion of the compensation payable to our named executive officers is “pay-at-risk.” The following chart illustrates the allocation of our various pay components for fiscal 2022.

	EXECUTIVE CHAIRMAN	CEO	OTHER NEOS

Base Salary				■Base salary provides reasonable yet market-competitive fixed pay reflective of an executive’s role, responsibilities and individual performance.
Short-Term Incentive Program (STIP)				■Payout under the 2022 STIP was based on achievement of Adjusted Non-GAAP EBT goals that were aligned with our annual operating plan.
Annual Equity Awards	Performance Unit Award
■The performance goals related to our 2022 performance unit award are based on the achievement of total sales (50%) and Adjusted Non-GAAP EBT (50%) in 2022.
■No performance units may be earned unless a threshold level of Adjusted Non-GAAP EBT is achieved regardless of the achievement of total sales goals.
■Performance unit awards cliff vest after three years (subject to achievement of the performance goals).

	Restricted Stock Award			■Restricted stock awards cliff vest after three years and incentivizes retention.

    For the purposes of the above illustration, the short-term incentive award has been valued at the actual payout amount, the performance share award has been valued at its target amount on the grant date, and the value of equity awards granted in connection with promotions or new hires have been excluded. The “Other NEOs” column averages the compensation of only those other named executive officers who served for the entire 2022 fiscal year. Columns may not sum due to rounding.
Base Salary
The Compensation Committee sets base salaries for named executive officers after examining market data provided by Willis Towers Watson (our independent executive compensation advisor) and comparing against peers from the retail industry. The Compensation Committee considers salary adjustments at its regularly scheduled March meeting with those adjustments becoming effective in April each year.

2023 PROXY STATEMENT	31

EXECUTIVE COMPENSATION
The base salary for each named executive officer for 2022, as well as the percent change over 2021, is illustrated in the chart below:

NAME	POSITION DURING 2022	2021 SALARY	2022 SALARY	% CHANGE
Edward W. Stack	Executive Chairman	$1,100,000	$1,200,000	9.1%
Lauren R. Hobart	President & Chief Executive Officer	$1,100,000	$1,200,000	9.1%
Navdeep Gupta	Executive Vice President — Chief Financial Officer	$575,000	$592,250	3.0%
Raymond Sliva(1)	Executive Vice President — Stores	N/A	$675,000	N/A
Vlad Rak	Executive Vice President — Chief Technology Officer	$589,375	$625,327	6.1%
(1)Mr. Sliva joined the Company as its Executive Vice President – Stores on January 3, 2023.
Short-Term Performance-Based Incentive Awards
Introduction
Our short-term incentive program (“STIP”) is an annual cash-based performance incentive award program, typically measured based on metrics established in our annual operating plan and which requires that a threshold level of financial performance be achieved for any payout to occur. The Compensation Committee has discretionary authority in determining the actual STIP payout for each executive, and to exclude certain unusual or non-recurring items from the relevant calculations, in accordance with the terms of our Amended and Restated 2012 Stock and Incentive Plan (the “2012 Plan”).
Each executive’s STIP payout is calculated by applying the following formula:

Eligible Earnings	X	Target Payment (% of Eligible Earnings)	X	% Attainment	=	Actual STIP Payout
STIP payments are paid for the most recently completed fiscal year (assuming performance levels have been met) as soon as administratively practical after the amounts are determined and certified by the Compensation Committee.
2022 STIP Award Opportunities
Potential payout under the STIP is established at varying performance levels, as a percent of each named executive officer’s earned base salary, referred to as Eligible Earnings. The award opportunities for our named executive officers, other than Mr. Sliva who was not eligible to participate in the 2022 STIP due to the date on which he joined the Company, are illustrated in the table below.

		THRESHOLD	TARGET	MAXIMUM
NAME	POSITION DURING 2022	(AS A % OF ELIGIBLE EARNINGS)(1)
Edward W. Stack	Executive Chairman	90%	210%	400%
Lauren R. Hobart	President & Chief Executive Officer	87.5%	175%	350%
Navdeep Gupta	Executive Vice President — Chief Financial Officer	56%	70%	140%
Vlad Rak	Executive Vice President — Chief Technology Officer	60%	75%	150%
(1)Eligible earnings is equal to base salary earned by the executive during the year.

32	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
2022 STIP Performance Goals and Results
We establish performance goals for the STIP at the beginning of each year, and have historically established threshold, target, and maximum payout goals based on adjusted consolidated earnings before taxes (“Adjusted Non-GAAP EBT”).

Financial Metric	How Calculated	Rationale
Adjusted Non-GAAP EBT
Adjusted consolidated earnings before taxes excludes certain items as approved by the Compensation Committee in accordance with the terms of the 2012 Plan; see Appendix A for the GAAP to non-GAAP reconciliations of EBT to Adjusted Non-GAAP EBT.
We believe this metric both demonstrates results for our stockholders and can be positively driven by our teammates.
Attainment of the threshold, target, or maximum Adjusted Non-GAAP EBT goal correlates with a payment under the STIP equaling a percentage of the named executive officer’s Eligible Earnings as described above. The Company uses interpolation to calculate the specific amount of the payout for each named executive officer when actual results fall between the threshold and low target goals and between high target and maximum goals. In the event that the threshold Adjusted Non-GAAP EBT goal is not achieved, no incentive payments are awarded under the STIP.
The 2022 actual Adjusted Non-GAAP EBT achieved and the predetermined goal levels were as follows:

		TARGET RANGE
2022 PERFORMANCE GOAL	THRESHOLD	LOW	HIGH	MAXIMUM

Adjusted Non-GAAP EBT* (millions)
Payout Opportunity (as % of Target)	80%	100%	100%	200%
*    See Appendix A for GAAP to non-GAAP reconciliations.
2022 STIP Payouts
The 2022 STIP payments for our named executive officers, other than Mr. Sliva who was not eligible to participate in the 2022 STIP due to the date on which he joined the Company, are illustrated in the table below.

				ACTUAL STIP PAYOUT
NAME	ELIGIBLE EARNINGS	TARGET PAYMENT (% OF ELIGIBLE EARNINGS)	ATTAINMENT (%)		% ELIGIBLE EARNINGS
Edward W. Stack	$1,180,769	210%	100%	$2,479,615	210%
Lauren R. Hobart	$1,180,769	175%	100%	$2,066,346	175%
Navdeep Gupta	$588,933	70%	100%	$412,253	70%
Vlad Rak	$618,413	75%	100%	$463,810	75%

2023 PROXY STATEMENT	33

EXECUTIVE COMPENSATION
Annual Equity Incentive Awards
Introduction
Long-term equity compensation is a key element of our executive compensation program. It is used to drive behaviors that promote long-term growth and financial success, ensure balance between short- and long-term performance, align executive and stockholder interests, maintain continuity of executive talent, and create an association between individual pay and the long-term performance of the Company. Equity compensation also reinforces an ownership mentality among executives.
Annual equity awards are made to our named executive officers in amounts that take into consideration Company and individual performance, an individual’s ability to grow and add long-term value, share usage, stockholder dilution, and benchmarking information provided by management’s compensation consultant. In 2022, the Compensation Committee used two forms of equity compensation:

Restricted Stock – designed to reward executives for increases in stockholder value (through our stock price) as well as maintain the continuity of our leadership.	These awards generally vest 100% on the third anniversary of the grant date, which enhances the retentive and motivational value of the awards and balances the value delivered over time.
Annual Performance Unit Awards – designed to drive results based upon achievement of certain pre-established performance metrics relating to the fiscal year in which the award was granted.	These awards generally vest 100% on the third anniversary of the grant date, provided the applicable performance goals were achieved for the fiscal year in which the award was granted.
Our equity awards are forfeited if the recipient fails to remain employed through the vesting period. Holders of unvested restricted stock are entitled to vote the underlying shares but holders of performance unit awards are not entitled to vote the underlying shares until the performance units are converted to shares upon vesting. Holders of restricted stock and performance units receive dividend rights, which accrue and are delivered on the vesting date only if the holder remains employed by the Company. Special grants of equity awards may also be authorized by the Compensation Committee for, among other things, new hires and promotions, exceptional performance or retention purposes.
2022 Annual Equity Incentive Awards
As is its normal practice, the Compensation Committee determined the annual equity grant for each of our named executive officers at its regularly scheduled March 2022 meeting, with the total grant value divided as follows:

	RESTRICTED STOCK	PERFORMANCE UNIT AWARDS
Executive Chairman	50%	50%
President & CEO	50%	50%
Other NEOs	70%	30%
The Compensation Committee believes that a value-based approach ensures greater alignment and consistency with the external market and provides greater stability in managing equity expense. As such, the committee grants annual equity awards to each named executive officer between 0% to 300% of an officer’s target value based on Company and individual performance, individual potential, data provided by management’s compensation consultant, and the practices of the Retail Peer Group (discussed below).

34	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Each of the named executive officers received an annual equity grant, except for Raymond Sliva who was not eligible to receive an annual equity grant due to the date on which he joined the Company. The table below shows the value of the restricted stock and performance units at the time of grant and the target value of each officer’s annual equity award. The performance unit awards shown below when issued were subject to forfeiture based on failure to achieve required performance levels, or partial vesting between 50% and 200% of the value shown below based on performance levels achieved. See “2022 Performance Units Earned” below for a discussion of the performance levels actually achieved in 2022.

NAME	TARGET AWARD VALUE	RESTRICTED STOCK GRANT DATE VALUE	PERFORMANCE UNIT GRANT DATE VALUE	TOTAL AWARD GRANT DATE VALUE(1)
Edward W. Stack	$7,500,000	$3,750,056	$3,750,056	$7,500,112
Lauren R. Hobart	$5,000,000	$2,500,071	$2,500,071	$5,000,142
Navdeep Gupta	$700,000	$612,581	$262,520	$875,101
Vlad Rak	$900,000	$787,560	$337,598	$1,125,158
(1)Fractional shares are rounded up when determining the grant date value of an award.
2022 Performance Unit Goals
The actual number of performance units earned by the named executive officers is determined by the following formula:

Target # of Units	X	% Attainment	=	Actual # of 2022 Performance Units Earned

The targets for the performance share awards were established at the time of grant and related to the Company’s fiscal 2022 total sales and Adjusted Non-GAAP EBT.

FINANCIAL METRIC	RATIONALE
Adjusted Non-GAAP EBT (50%) (excludes certain items as pre-approved by the Compensation Committee in accordance with the terms of the 2012 Plan)*.
We believe Adjusted Non-GAAP EBT and total sales deliver results for our stockholders and can be positively driven by our teammates. Threshold level for Adjusted Non-GAAP EBT must be achieved for any performance units to be earned, regardless of total sales results.

Total sales (50%)
*See Appendix A for the GAAP to non-GAAP reconciliations of EBT to Adjusted Non-GAAP EBT.
2022 Performance Units Earned
As shown below, the Company’s total sales and Adjusted Non-GAAP EBT results fell within the target range of the Company’s performance goals.

2022 PERFORMANCE GOALS	WEIGHT	THRESHOLD	TARGET RANGE		MAXIMUM
			LOW	HIGH
Adjusted Non-GAAP EBT* (millions)	50%
Total Sales (millions)	50%
Payout Opportunity (as % of Target)		50%	100%	100%	200%
*    See Appendix A for GAAP to non-GAAP reconciliations.

2023 PROXY STATEMENT	35

EXECUTIVE COMPENSATION
Consequently, the named executive officers achieved 100% attainment of the target performance unit criteria. The performance unit awards will vest on the third anniversary of the grant date.

NAME	SHARES GRANTED (#)	GRANT DATE VALUE	PERFORMANCE CRITERIA PAYOUT	SHARES EARNED (#)
Edward W. Stack	37,012	$3,750,056	100%	37,012
Lauren R. Hobart	24,675	$2,500,071	100%	24,675
Navdeep Gupta	2,591	$262,520	100%	2,591
Vlad Rak	3,332	$337,598	100%	3,332
End-of-Year Officer Appointment
Raymond Sliva joined the Company on January 3, 2023 as its Executive Vice President - Stores and was not eligible to participate in the 2022 STIP or to receive a 2022 annual equity award. Upon joining the Company, he received a one-time, sign-on cash bonus of $500,000 and a one-time, sign-on restricted stock award with a grant date value of $1,250,000 that vests annually over a three-year period.
Summary of 2023 Compensation Decisions
Base Salary
The 2023 salary for each named executive officer serving at the end of fiscal 2022, as well as the percent change over 2022, is illustrated in the chart below:

NAME	TITLE	2022 SALARY	2023 SALARY	% CHANGE
Edward W. Stack	Executive Chairman	$1,200,000	$1,200,000	0.0%
Lauren R. Hobart	President & Chief Executive Officer	$1,200,000	$1,300,000	8.3%
Navdeep Gupta	Executive Vice President — Chief Financial Officer	$592,250	$700,000	18.2%
Raymond Sliva	Executive Vice President — Stores	$675,000	$675,000	0.0%
Vlad Rak	Executive Vice President — Chief Technology Officer	$625,327	$675,000	7.9%

STIP Award Opportunities
Potential payout under the 2023 STIP was established at varying performance levels, as a percent of each named executive officer’s earned base salary as illustrated below:

		THRESHOLD	TARGET	MAXIMUM
NAME	TITLE	(AS A % OF ELIGIBLE EARNINGS)(1)
Edward W. Stack	Executive Chairman	90%	210%	400%
Lauren R. Hobart	President & Chief Executive Officer	87.5%	175%	350%
Navdeep Gupta(2)	Executive Vice President — Chief Financial Officer	60%	75%	150%
Raymond Sliva	Executive Vice President — Stores	60%	75%	150%
Vlad Rak	Executive Vice President — Chief Technology Officer	60%	75%	150%
(1)Eligible earnings is equal to base salary earned by the executive during the year.
(2)Mr. Gupta’s threshold, target and maximum STIP award opportunities were increased from 56%, 70%, and 140%, respectively.

36	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Annual Equity Award
The table below shows the target award value and the actual award value at the time of grant made to each of the named executive officers pursuant to the Company’s annual equity grant in 2023.

NAME	AGGREGATE TARGET AWARD VALUE	ACTUAL AWARD VALUE(1)
Edward W. Stack(2)	$10,000,000	$10,000,000
Lauren R. Hobart(2)	$7,250,000	$7,250,000
Navdeep Gupta(2)	$900,000	$1,350,000
Raymond Sliva	$900,000	$900,000
Vlad Rak	$900,000	$1,350,000
(1)Mr. Stack’s and Ms. Hobart’s annual equity award was split evenly between restricted stock and performance units. The equity awards for the other executives were split 70% restricted stock and 30% performance units.
(2)The aggregate target award value was increased from $5,000,000, $7,500,000, and $700,000 for Ms. Hobart and Messrs. Stack and Gupta.
2023 Long Term Incentive Program (LTIP) Award
Our named executive officers were granted performance units under the 2023 LTIP (the "2023 LTIP Awards") on April 3, 2023, that vest at the end of a two-year period from the grant date only upon attainment of certain performance goals achieved during the 2023 and 2024 fiscal years (the "2023 LTIP Performance Period"). The total number of shares that may be earned under the 2023 LTIP will be based on the attainment of metrics related to aggregate total sales, aggregate adjusted earnings before taxes, and adjusted merchandise margin (collectively, the "2023 LTIP Performance Criteria") during the 2023 LTIP Performance Period. Furthermore, no award will be earned under the 2023 LTIP unless a minimum level of adjusted earnings before taxes is achieved during the 2023 LTIP Performance Period. Calculation of adjusted earnings before taxes excludes certain items approved by the Compensation Committee, including, but not limited to, asset write-downs, charges associated with store closings, and litigation or claim judgments or settlements.
While the 2023 LTIP Performance Criteria are confidential, after reviewing the Company’s historical performance and consideration of the Company’s business plan, the Compensation Committee considers the 2023 LTIP Performance Criteria to be challenging but attainable. For an executive officer to earn and receive the 2023 LTIP Award, the executive officer must remain an employee of the Company until the end of the 2023 LTIP vesting period (i.e., April 2025), except in certain specified circumstances set forth in the award agreement.
The 2023 LTIP Awards will not vest and will be forfeited in their entirety based on failure to achieve required performance levels, or, if they do vest, the 2023 LTIP Awards may partially vest between 50% and 200% of the target value based on performance levels achieved. The target value of the 2023 LTIP Awards granted to the Company’s named executive officers are as follows:

NAME	TARGET AWARD VALUE
Edward W. Stack	$1,500,000
Lauren R. Hobart	$2,500,000
Navdeep Gupta	$1,250,000
Raymond Sliva	$1,250,000
Vlad Rak	$1,250,000

2023 PROXY STATEMENT	37

EXECUTIVE COMPENSATION
Compensation-Setting Process
We utilize a combination of objective data along with the Company’s business needs in the compensation decision-making process, and we strive to ensure that our programs are complementary, balance risk, and support both the short- and long-term objectives of the Company.
Roles and Responsibilities

Board
■Upon the recommendation of the Compensation Committee, considers and finalizes all aspects of the compensation of the Executive Chairman and President & Chief Executive Officer in an executive session of independent directors.

Compensation Committee Comprised entirely of “Non-Employee Directors” for purposes of Rule 16b-3 under the Exchange Act
In the compensation-decision making process for our Executive Chairman and President & Chief Executive Officer
■Reviews benchmarking data, the Company’s historical performance against performance targets for incentive compensation awards, the Company’s overall financial performance and our Executive Chairman’s and President & Chief Executive Officer’s overall performance. The Compensation Committee may also discuss these matters directly with our Executive Chairman and President & Chief Executive Officer.
■Recommends to the Board compensation levels and performance targets under our STIP, annual equity incentive awards and any LTIP for our Executive Chairman and President & Chief Executive Officer, and also determines whether and to what extent pre-established performance targets have been met.
■Recommends to the Board all components of our Executive Chairman’s and President & Chief Executive Officer’s compensation, including base salary, STIP, annual equity awards and any LTIP.
In the compensation-decision making process for our other Named Executive Officers
■Responsible for approving all components of executive compensation as well as for approving performance targets for our STIP, annual equity awards and any LTIP, and determining whether and to what extent any pre-established performance targets have been met.
■Reviews and approves all new and revised executive compensation programs.

Chief People and Purpose Officer
In the compensation-decision making process for our Executive Chairman and President & Chief Executive Officer
■Works with management’s compensation consultant to develop and review benchmarking information.
In the compensation-decision making process for our other Named Executive Officers
■Works with our Executive Chairman and President & Chief Executive Officer to develop recommendations for all components of the officer’s compensation, including recommending compensation levels and performance targets under our STIP, annual equity awards, and any LTIP.
■Reviews the recommendations with the Compensation Committee.

Executive Chairman and President and Chief Executive Officer
In the compensation-decision making process for our other Named Executive Officers
■Work with our Chief People and Purpose Officer to develop recommendations for all components of an officer’s compensation, including recommending compensation levels and performance targets under our STIP, annual equity awards, and any LTIP.
■Make recommendations regarding the compensation of our Chief People and Purpose Officer.
■Review the recommendations with the Compensation Committee.

Management’s Compensation Consultant
■Provides market data, benchmarking research, survey information, peer group advice, and other research relating to executive compensation.
■Works directly with our human resources team, including our Chief People and Purpose Officer.

38	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Competitive Market Positioning
In 2022, management retained Willis Towers Watson as its compensation consultant. All research for executive compensation conducted by Willis Towers Watson is provided to the Compensation Committee directly by management. The Compensation Committee may work with its own compensation consultant as it deems necessary, but generally believes that it is preferable to coordinate with management in working with a consultant to ensure seamless administration of our compensation program.
In fiscal 2022, the aggregate fees paid to Willis Towers Watson for their services in assisting with the determination and recommendation as to the form and amount of director and executive compensation were $97,855, and the aggregate fees for additional services provided to the Company by Willis Towers Watson or its subsidiaries were $89,481. The Compensation Committee evaluated the independence of Willis Towers Watson under applicable NYSE rules, including the services provided and the associated fees paid, and has concluded that Willis Towers Watson was independent and that its engagement did not present any conflicts of interest.
Company management engaged Willis Towers Watson to review, analyze and make recommendations with respect to our named executive officer compensation, both as to individual components as well as the comprehensive package. Each pay component utilized by the Company in 2022 was analyzed using publicly available compensation data for peer group companies and general retail compensation survey data provided by Willis Towers Watson.
As part of its engagement in 2022, Willis Towers Watson conducted a review of the direct compensation components paid to our named executive officers against a specific benchmark retail group, with a focus on base pay, annual performance incentive pay and stock-based compensation. This benchmark retail group, consisting of 16 companies (referred to as the “Retail Peer Group”), was selected based on the following attributes:
■publicly-held retailers, with an emphasis on specialty retailers;
■retailers with annual revenues between one-half and two and one-half times the Company’s annual revenue;
■retailers with a similar overall business model and/or with which we compete for executive talent.
The Compensation Committee may also include retailers that narrowly miss the quantitative screening criteria but are otherwise strong candidates for inclusion. The Retail Peer Group is reviewed, updated, and approved annually by the Compensation Committee and may change periodically based on each component retailer’s continued satisfaction of our selected attributes, as well as the overall competitive environment for executive talent.
The Retail Peer Group for 2022 compensation recommendations was comprised of the following companies:

Peer Group Companies
Academy Sports & Outdoors, Inc.	Bed, Bath & Beyond, Inc.*	Gap, Inc.	Tractor Supply Company
Advance Auto Parts, Inc.	Big Lots, Inc.*	Kohl’s Corporation	Ulta Beauty Inc.
AutoZone, Inc.	Burlington Stores, Inc.	Ralph Lauren Corporation	VF Corporation
Bath & Body Works, Inc.*	Foot Locker, Inc.	Ross Stores, Inc.	Williams-Sonoma, Inc.
*    Bath & Body Works, Inc., Bed Bath & Beyond, Inc. and Big Lots Stores, Inc. were removed from the 2023 Retail Peer Group and were replaced with Nike, Inc., Dollar Tree, Inc. and BJ’s Wholesale Club Holdings, Inc.

2023 PROXY STATEMENT	39

EXECUTIVE COMPENSATION
Additional Compensation Practices
Stock Ownership Guidelines
The Compensation Committee maintains stock ownership guidelines to further align the interests of our executive officers and directors with the interests of our stockholders and to encourage long-term stock ownership. The guidelines apply for so long as the executive officer occupies such position.
The stock ownership guidelines for named executive officers are shown below as multiples of base salary and annual cash retainer, respectively:

ROLE	STOCK OWNERSHIP REQUIREMENT
Executive Chairman and President and Chief Executive Officer
Executive Vice Presidents
Other Executive Officers
All shares of common stock beneficially owned by the executive officer, including time-based and performance-based restricted stock and stock underlying exercisable and unexercisable stock options, as well as shares of Class B Common Stock, are counted towards the ownership requirement. Executive officers have three years from the time they become subject to the guidelines to satisfy the ownership guidelines. Executive officers also will have additional time to satisfy the ownership guidelines upon any increase to the ownership requirements. Compliance with these guidelines is reviewed every year based on the record date for the Company’s Annual Meeting of stockholders. If an executive officer does not meet the ownership requirement within the time prescribed, he or she will not be permitted to sell net shares obtained through stock option exercises or released in connection with the vesting of restricted stock until the ownership requirement is met.

As of the record date for the 2023 Annual Meeting, all named executive officers, except for Raymond Sliva who joined the Company in January 2023, and all directors were in compliance with the stock ownership requirements.

Perquisites and Other Personal Benefits
Perquisites are not a material component of our executive compensation program. With the exception of limited perquisites available to our Executive Chairman, our executive officers do not receive personal benefits that are not otherwise widely available to employees, except as described below. Our Executive Chairman receives certain life and disability insurance and country club membership benefits. The Company leases suites at certain sporting event venues for business purposes. Executive officers and employees may have the opportunity to use tickets at individual events if the suites are not being used for business purposes. There is no incremental cost to the Company for providing these individual tickets to employees. For a description of the perquisites and the attributed costs of these benefits, see our “Summary Compensation Table” in this proxy statement.
401(k) Retirement Plan Benefits
Our Smart Savings 401(k) Plan, established pursuant to Section 401(k) of the Internal Revenue Code (the “Code”), covers all salaried (including named executive officers) and hourly employees after completing one month of service. Participants can defer up to 50% of eligible earnings to the Plan.
The Company makes a bi-weekly matching contribution that vests immediately and is equal to 100% of each eligible participant’s tax-deferred contributions up to 4% of the participant’s compensation plus 50% of the eligible participant’s tax-deferred contributions for the next 2% of compensation.

40	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Officers’ Supplemental Savings Plan
Our Officers’ Supplemental Savings Plan, referred to as the Officers’ Plan, is a voluntary nonqualified deferred compensation plan that became effective in April 2007. The Officers’ Plan was implemented for the purpose of attracting high quality executives by providing a more robust retirement savings opportunity and by including a match provision, which we believe promotes in our key executives an increased interest in the successful operation of the Company. The Officers’ Plan provides participants an opportunity to participate in a deferred contribution plan above the 401(k) plan. Certain key executives, including our named executive officers, are eligible to participate in the Officers’ Plan. For information regarding the terms of the Officers’ Plan, including matching amounts received by our named executive officers, see the “Nonqualified Deferred Compensation Table” and subsequent narrative description.
Personal Use of Company Aircraft
We permit named executive officers and directors to use the Company’s aircraft for personal use (including their guests who may fly on a space-available basis) only if our Executive Chairman approves the personal use and the named executive officer or director pays the Company the aggregate incremental cost of the flight. Our Executive Chairman also may use the Company aircraft for personal use (including his guests who may fly on a space-available basis) so long as he pays the Company the aggregate incremental cost of the flight. In limited instances where the Compensation Committee (or the Board in the case of the Executive Chairman or President & Chief Executive Officer) permits a named executive officer or director to use the Company aircraft for personal use without paying the Company the full aggregate incremental cost of the flight, any unreimbursed amounts will be considered compensation to the named executive officer or director and will be included in our “Summary Compensation Table” or “Director Compensation Table” and, if applicable, reported for income tax purposes based on Internal Revenue Service guidelines.
Executive Physical Program
We offer members of the Company’s leadership team, including our named executive officers, an annual physical to optimize their health and enable their ability to continue providing services to the Company.
Written Employment Arrangements
We generally do not have employment agreements with our named executive officers. However, we have occasionally entered into consulting agreements after their term as an executive officer has ended. In some instances relating to the negotiation of new hires, we have entered into offer letters with our executive officers, which have provided written assurances of certain elements of compensation for the year in which they join the Company.
Severance and Change-in-Control Agreements
We do not have severance or change-in-control agreements with our executive officers although some of our equity awards may contain change-in-control provisions. We have general severance guidelines that apply to a broad base of teammates pursuant to which we offer severance, the amount of which depends on various factors including length of service and position, and we may negotiate separation agreements with our teammates depending on the circumstances surrounding the departure.
Tax and Accounting Implications
Section 162(m) of the Code generally limits the corporate tax deduction for individual compensation over $1 million paid in any taxable year to each of the persons that meet the definition of a covered employee. For fiscal 2022, covered employees include anyone who was a covered employee for any taxable year beginning after December 31, 2016, anyone who held the position of Chief Executive Officer or Chief Financial Officer at any time during the fiscal year and the three most highly compensated employees who acted as executive officers (other than as CEO or CFO) at any time during the fiscal year.
The Compensation Committee will continue to take into account the tax and accounting implications (including the tax deductibility of executive compensation) when making compensation decisions, but it reserves its right to continue to make compensation decisions based on other factors it determines to be in the best interests of the Company and its stockholders.

2023 PROXY STATEMENT	41

EXECUTIVE COMPENSATION
Compensation Tables
Summary Compensation Table—2022, 2021, 2020
The following table summarizes the compensation for our named executive officers for the fiscal years ended January 28, 2023, January 29, 2022 and January 30, 2021.

YEAR (B)	SALARY ($) (C)	BONUS ($) (D)		STOCK AWARDS(1) ($)(E)	OPTION AWARDS(2) ($)(F)		NON-EQUITY INCENTIVE PLAN COMPENSATION(3) ($)(G)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS(4) ($)(H)	ALL OTHER COMPENSATION ($) (I)		TOTAL(5) ($)(J)
Lauren R. Hobart, President & Chief Executive Officer(6)
2022	$1,180,769	—		$5,000,142		—	$2,066,346	$165,000	$22,109	(7)	$8,434,366
2021	$1,100,000	—		$5,000,035		—	$3,300,000	$157,500	$8,470		$9,566,004
2020	$795,192	$2,000,000		$1,259,994		$539,998	—	$172,236	$5,692		$4,773,112
Navdeep Gupta, Executive Vice President — Chief Financial Officer
2022	$588,933	—		$875,101		—	$412,253	$124,456	$21,805	(8)	$2,022,548
2021	$496,711	—		$700,100		—	$634,057	$157,672	$5,850		$1,994,390
Edward W. Stack, Executive Chairman(6)
2022	$1,180,769	—		$7,500,112		—	$2,479,615	—	$89,106	(9)	$11,249,602
2021	$1,100,000	—		$5,000,035		—	$4,400,000	$200,000	$69,253		$10,769,287
2020	$1,100,000	$4,400,000		$7,000,003		$2,999,999	—	$200,000	$73,806		$15,773,808
Raymond Sliva, Executive Vice President — Stores
2022	$49,326	$500,000	(10)	$1,250,070	(11)	—	—	—	$—		$1,799,396
Vlad Rak, Executive Vice President — Chief Technology Officer
2022	$618,413	—		$1,125,158		—	$463,810	—	$15,814	(8)	$2,223,195
2021	$586,611	—		$900,111		—	$879,916	—	$1,826		$2,368,464
2020	$453,365	$1,180,048		$1,124,616		$300,010	—	—	$172,674		$3,230,713
(1)The values set forth in this column represent the aggregate grant date fair value of time-based restricted stock and, for fiscal years 2020 and 2021, performance-based restricted stock, and in fiscal year 2022, performance units, all computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Except for Mr. Sliva who joined the Company in January 2023, each named executive officer received performance units in 2022, the value of which in the table above is based on the probable outcome performance criteria as of the grant date, which was April 3, 2022. The value of the annual performance units granted, assuming the maximum value of the award, would have been $5,000,142 for Ms. Hobart; $525,040 for Mr. Gupta; $7,500,112 for Mr. Stack; and $675,196 for Mr. Rak. See “Annual Equity Incentive Awards” for a discussion of the restricted stock awards and performance shares granted to our named executive officers. A discussion of the relevant assumptions made in the valuation of the awards may be found in Note 14 (“Stock-Based Compensation”) of the footnotes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2023 filed with the SEC on March 23, 2023.
(2)The values set forth in this column represent the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). The Company did not grant stock options to its named executive officers in 2021 or 2022.
(3)Includes STIP payouts for Company performance in fiscal 2022 and 2021. Under the Company’s 2012 Plan, the relevant performance measures for the annual performance incentive awards were satisfied and thus are reportable in fiscal 2022 and 2021, as applicable, even though payments, were made in fiscal 2023 and 2022, respectively.
(4)Represents mandatory Company contributions to the Officers’ Plan. See the “Nonqualified Deferred Compensation Table” and accompanying narrative for more information.
(5)Totals may not sum due to rounding.
(6)Neither Mr. Stack nor Ms. Hobart receive any compensation from the Company in connection with their service as a member of the Board.
(7)All Other Compensation for fiscal 2022 consisted of $21,006 in matching contributions to the Company’s 401(k) plan and nominal gifts provided by the Company.
(8)All Other Compensation for fiscal 2022 consisted of matching contributions to the Company’s 401(k) plan.
(9)All Other Compensation for fiscal 2022 consisted of insurance premiums of $35,326 paid in fiscal 2022 on three life insurance policies for the benefit of Mr. Stack, the beneficiaries of which are chosen by Mr. Stack; $21,993 of country club dues; $21,006 in matching contributions to the Company’s 401(k) plan; $5,455 for an annual executive physical; disability insurance premiums of $5,024 for the benefit of Mr. Stack; and $302 of Company discounts provided to certain members of Mr. Stack’s family under the Company’s employee discount program.
(10)Represents a one-time cash sign-on bonus upon joining the Company.
(11)Represents a one-time equity sign-on bonus upon joining the Company consisting of restricted stock that vests at the rate of one-third per year, with vesting dates of January 3, 2024, January 3, 2025, and January 3, 2026.

42	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards Table—2022
The following table sets forth each award granted to a named executive officer in fiscal 2022 under plans established by the Company.

GRANT DATE (B)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)		ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#) (I)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#) (J)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH) (K)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(3) ($) (L)
THRESHOLD ($) (C)	TARGET ($) (D)	MAXIMUM ($) (E)	THRESHOLD (#) (F)	TARGET (#) (G)	MAXIMUM (#) (H)
Lauren R. Hobart
4/3/2022			12,338	24,675	49,350				$2,500,071
4/3/2022						24,675			$2,500,071
$1,033,173	$2,066,346	$4,132,692
Navdeep Gupta
4/3/2022			1,296	2,591	5,182				$262,520
4/3/2022						6,046			$612,581
$329,802	$412,253	$824,506
Edward W. Stack
4/3/2022			18,506	37,012	74,024				$3,750,056
4/3/2022						37,012			$3,750,056
$1,062,692	$2,479,615	$4,723,077
Raymond A. Sliva, Jr.
1/3/2023						10,368	(4)		$1,250,070

Vlad Rak
4/3/2022			1,666	3,332	6,664				$337,598
4/3/2022						7,773			$787,560
$371,048	$463,810	$927,619
(1)Actual STIP payments based on the Company’s fiscal 2022 performance are set forth under column (g) of our “Summary Compensation Table”.
(2)Represents performance units issued pursuant to the Company’s annual equity award. Such award has the potential to vest up to 200% based on the level of performance targets achieved. Threshold, Target, and Maximum amounts shown in the table represent 50%, 100% and 200% of the award. On March 21, 2023, the Compensation Committee certified the Company’s performance as meeting the target level of performance and determined that 100% of the performance shares will vest on April 3, 2025, provided the recipient remains employed by the Company through such date.
(3)The grant date fair value calculations are computed in accordance with FASB ASC Topic 718 with respect to the restricted stock awarded to the named executive officers in fiscal 2022 under the 2012 Plan (disregarding any estimates of forfeitures related to service-based vesting conditions). These stock awards include shares that vest with the passage of time and annual performance units. The value of the performance units are based on the probable outcome of the applicable performance criteria as of the grant date. A discussion of the relevant assumptions made in the valuation of the awards may be found in Note 14 (“Stock-Based Compensation”) of the footnotes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2023 filed with the SEC on March 23, 2023.
(4)Represents a one-time equity sign-on bonus upon joining the Company consisting of restricted stock that vests at the rate of one-third per year with vesting dates of January 3, 2024, January 3, 2025, and January 3, 2026.

2023 PROXY STATEMENT	43

EXECUTIVE COMPENSATION
Outstanding Equity Awards At Fiscal Year End Table—2022
The following table sets forth all unexercised stock options and unvested restricted stock awarded to our named executive officers by the Company that were outstanding as of January 28, 2023.

	OPTION AWARDS						STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE (B)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (C)		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#) (D)	OPTION EXERCISE PRICE(1) ($) (E)	OPTION EXPIRATION DATE (F)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#) (G)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (H)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#) (I)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (J)
Lauren R. Hobart
	20,386	—		—	$28.31	4/3/2025
	25,520	12,760	(2)	—	$32.77	4/3/2026
	80,332	80,334	(3)	—	$11.31	3/22/2027
							74,955	(4)	$9,461,570
							31,538	(5)	$3,981,042
							24,675	(6)	$3,114,725
							63,076	(7)	$7,962,083
										24,675	(12)	$3,114,725
Navdeep Gupta
	2,627	—		—	$28.31	4/3/2025
	3,551	3,552	(2)	—	$32.77	4/3/2026
	16,210	32,421	(3)	—	$11.31	3/22/2027
							31,231	(4)	$3,942,289
							4,416	(5)	$557,432
							1,150	(8)	$145,165
							370	(9)	$46,705
							6,046	(6)	$763,187
							3,785	(7)	$477,781

										2,591	(12)	$327,062
Edward W. Stack
	159,461	—		—	$41.59	4/3/2023
	151,210	—		—	$43.57	4/3/2024
	160,600	—		—	$28.31	4/3/2025
	157,858	52,620	(2)	—	$32.77	4/3/2026
	479,232	479,234	(3)	—	$11.31	3/22/2027
							416,419	(4)	$52,564,570
							31,538	(5)	$3,981,042
							37,012	(6)	$4,672,025
							63,076	(7)	$7,962,083
										37,012	(12)	$4,672,025

44	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION

	OPTION AWARDS						STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE (B)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (C)		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#) (D)	OPTION EXERCISE PRICE(1) ($) (E)	OPTION EXPIRATION DATE (F)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#) (G)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (H)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#) (I)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (J)
Raymond Sliva
							10,368	(13)	$1,308,753
Vlad Rak
	—	20,022	(10)	—	$21.71	5/3/2027
							25,726	(11)	$3,247,393
							7,948	(5)	$1,003,276
							7,773	(6)	$981,186
							6,813	(7)	$860,005
										3,332	(12)	$420,598
(1)The Company declared a special cash dividend payable on September 24, 2021. The 2012 Plan requires that the exercise price of outstanding stock options granted under the 2012 Plan be reduced in an amount equal to the per share value of the special dividend. The 2012 Plan does not require an adjustment to the exercise price of outstanding stock options granted under the 2012 Plan due to the Company’s payment of a quarterly dividend. The information in this column reflects the adjusted exercise price of each stock option award.
(2)Stock option vests at the rate of 25% per year, with vesting dates of April 3, 2020, April 3, 2021, April 3, 2022 and April 3, 2023.
(3)Stock option vests at the rate of 25% per year, with vesting dates of March 22, 2021, March 22, 2022, March 22, 2023 and March 22, 2024.
(4)Restricted stock award vests 100% on March 22, 2023.
(5)Restricted stock award vests 100% on April 3, 2024.
(6)Restricted stock award vests 100% on April 3, 2025.
(7)On March 15, 2022, the Compensation Committee certified the Company’s performance as meeting the maximum level of performance under the 2021 annual performance share awards and determined that 200% of the performance shares will vest on April 3, 2024, provided the recipient remains employed by the Company through such date. This amount represents the maximum number of shares of unvested performance shares granted under the 2021 annual equity award.
(8)Restricted stock award vests 100% on October 3, 2024.
(9)Restricted stock award vests at the rate of 25% per year, with vesting dates of October 3, 2022, October 3, 2023, October 3, 2024, and October 3, 2025.
(10)Stock option vests at the rate of 25% per year, with vesting dates of May 3, 2021, May 3, 2022, May 3, 2023 and May 3, 2024.
(11)Restricted stock award vests 100% on May 3, 2023.
(12)On March 21, 2023, the Compensation Committee certified the Company’s performance as meeting the target level of performance under the 2022 annual performance unit awards and determined that 100% of the performance units will vest on April 3, 2025, provided the recipient remains employed by the Company through such date. This amount represents the target number of shares of unvested performance shares granted under the 2022 annual equity award.
(13)Restricted stock award vests at the rate of one-third annually with vesting dates of January 3, 2024, January 3, 2025, and January 3, 2026.

2023 PROXY STATEMENT	45

EXECUTIVE COMPENSATION
Option Exercises and Stock Vested Table—2022
The following table sets forth, with respect to our named executive officers, all options that were exercised and restricted stock that vested during fiscal 2022.

	OPTION AWARDS			STOCK AWARDS
NAME (A)	NUMBER OF SHARES ACQUIRED ON EXERCISE (#) (B)	VALUE REALIZED ON EXERCISE ($) (C)		NUMBER OF SHARES ACQUIRED ON VESTING (#) (D)	VALUE REALIZED ON VESTING ($) (E)
Lauren R. Hobart	64,070	$4,329,960	(1)	103,149	$10,451,057
Navdeep Gupta	—	$—		37,359	$3,786,260
Edward W. Stack	97,234	$5,998,365	(2)	207,409	$21,014,680
Raymond Sliva	—	$—		—	$—
Vlad Rak	10,011	$909,382	(3)	31,210	$3,162,197
(1)Ms. Hobart exercised stock options and sold the underlying shares as follows: stock option for 32,820 shares exercised at $41.59 per share and stock option for 20,666 shares exercised at $43.57 per share with all of such shares sold at a weighted-average price of $110.21 per share on August 24, 2022; and stock option for 10,584 shares exercised at $43.57 per share, sold at a weighted-average price of $109.79 per share on August 25, 2022.
(2)Mr. Stack had the following cash exercise: stock option for 97,234 shares exercised at $52.98 per share at a market price of $114.67 per share on March 18, 2022.
(3)Mr. Rak exercised a stock option and sold the underlying shares as follows: stock option for 10,011 shares exercised at $21.71 per share sold at a weighted-average price of $112.55 per share on December 21, 2022.
Pension Benefits
The Company did not have in fiscal 2022, and currently does not have, any plans that provide for payments or other benefits at, following, or in connection with the retirement of our named executive officers, other than tax qualified and/or nonqualified defined contribution plans.
Nonqualified Deferred Compensation Table—2022
The following table sets forth amounts contributed during fiscal 2022 by our named executive officers under the Company’s defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified.

NAME (A)	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($) (B)(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($) (C)(2)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($) (D)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($) (E)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($) (F)
Lauren R. Hobart	$848,077	$165,000	$(247,717)	—	$3,985,255
Navdeep Gupta	$622,610	$124,456	$(181,922)	—	$2,519,683
Edward W. Stack	$23,077	—	$(207,765)	$(1,832,581)	$5,304,240
Raymond Sliva	—	—	—	—	—
Vlad Rak	—	—	—	—	—
(1)Amounts set forth in this column (B) reflect amounts deferred and contributed by the named executive officer under the Officers’ Plan, which became effective April 1, 2007. Fiscal 2022 executive contributions are included in the Summary Compensation Table as 2022 Salary and/or 2022 Non-Equity Incentive Plan Compensation depending on the named executive officer’s deferral election.
(2)Amounts set forth in this column (C) are reported in the Summary Compensation Table as Change in Pension Value and Nonqualified Deferred Compensation Earnings.

46	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
As previously indicated, our named executive officers participate in the Officers’ Plan, pursuant to which they have the opportunity to defer up to 25% of their base salary and up to 100% of their annual performance incentive payment, to be allocated among a range of investment choices. Gains and losses are credited based on the participant’s election of a variety of investment choices. Participants’ accounts may appreciate and/or depreciate depending on the performance of their investment choices. None of the investment choices provide returns at above-market or preferential rates.
Deferral amounts are 100% vested and matching contributions, including future contributions, become 100% vested after five years of plan participation, or upon the named executive officer’s death, disability or upon a change-in-control of the Company. Named executive officers may elect to receive distributions from the Officers’ Plan as a lump sum, in annual installments (with any installment term between two (2) and twenty (20) years), or a combination of the two options. Vested matching contributions may be distributed only after a named executive officer reaches age 55, or upon the named executive officer’s death or disability (as defined in applicable Treasury regulations), or in the event of certain hardships or changes of control (each as defined under Section 409A of the Code).
Under the Officers’ Plan, the Company is required to match amounts deposited into plan accounts at a rate of 20% of the participant’s annual deferral, up to a $200,000 maximum match per year. Matching amounts are contributed as one lump sum following the end of the year, and the named executive officer must be an eligible participant as of December 31st to receive the matching contribution for that year. The Company also has the ability to make a discretionary matching contribution as determined from time to time. The Company may determine a vesting schedule for discretionary contributions that is different from the vesting schedule for mandatory matching contributions. The Company established a rabbi grantor trust, with a third-party trust company as trustee, for the purpose of providing the Company with a vehicle to fund participant contributions and Company matching amounts under the Officers’ Plan.
The Officers’ Plan is intended to constitute a nonqualified, unfunded plan for federal tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, is intended to comply with Section 409A of the Code, and contains restrictions to help ensure compliance. Our obligations to pay deferred compensation under the Officers’ Plan are unsecured general obligations of the Company. We may amend or terminate the Officers’ Plan at any time in whole or in part, provided that no amendment or termination may reduce the amount credited to accounts at the time of such amendment or termination.
Potential Payments Upon Termination Or Change-In-Control
Certain of our Company’s plans and programs provide for payments in connection with a termination of employment or a change-in-control of the Company. The Company does not have any employment agreements with our named executive officers, and there are no pension plans or other deferred compensation plans in which our named executive officers participate, other than the Officers’ Plan. The Company also does not have severance or change-in-control agreements in place with our named executive officers although some of our equity awards may contain change-in-control provisions as described below.
The information below describes and quantifies certain compensation that would become payable under our existing plans and arrangements if a named executive officer’s employment had terminated on January 27, 2023, the last business day before the end of our 2022 fiscal year. These benefits are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) savings plan. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, such as the timing during the year of any such event and the Company’s stock price, any actual amounts paid or distributed may differ from the amounts enumerated below.
Equity Awards — Outstanding equity awards held by our named executive officers as of January 27, 2023 (the last trading day of fiscal 2022) were issued pursuant to our 2012 Plan.
Upon termination of a named executive officer’s “continuous status” as an employee or consultant due to death or total and permanent disability (as defined in Section 22(e)(3) of the Code) (i) all unvested time-based restricted stock awards, and associated accumulated dividends, shall vest immediately and (ii) performance-based restricted stock awards and performance unit awards will vest if the performance metrics are met. If the termination of the officer’s continuous status occurs by any reason other than death or total and permanent disability, any time-based and performance-based restricted stock awards that have not vested shall, unless otherwise specified by the Compensation Committee or the terms of the award, be automatically forfeited.

2023 PROXY STATEMENT	47

EXECUTIVE COMPENSATION
Regarding performance-based awards issued in connection with the 2021 performance shares and the 2022 performance unit award, upon the retirement of a named executive officer (generally defined as a voluntary termination by the officer on or after attainment of age 55 with a minimum of fifteen years of service), the Compensation Committee has the discretion to permit the award to vest on a pro-rated basis as long as the officer has served for a minimum duration during the performance period as specified in the agreement.
Upon termination of a named executive officer’s continuous status for any reason, the non-vested portion of any stock option will expire immediately and any vested portion of a stock option shall remain exercisable for a period of (i) 90 days in the event of termination of the executive officer’s status as an employee; (ii) 12 months in event of termination as a result of death or total and permanent disability (as defined in Section 22(e)(3) of the Code); or (iii) 36 months in the event of retirement (as defined above), as determined by the Plan Administrator (or earlier in each instance upon expiration of the stock options term).
“Continuous status” is defined as the absence of any interruption or termination of the employment or service relationship, except in the case of (i) sick leave, which is further defined in the 2012 Plan as approved medical, disability, or family leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided such period does not exceed 90 days, unless reemployment is guaranteed by contract, statute or Company policy; or (iv) transfers between locations of the Company or between the Company and its subsidiaries.
The Board also may authorize outstanding awards to be assumed or an equivalent award be substituted by the successor corporation in a change in control scenario, and may assign such awards to the successor corporation. In the event that the successor corporation does not agree to assume the awards, or to substitute an equivalent award, then the Board may provide that all outstanding options and stock appreciation rights become vested and exercisable, and vesting restrictions on restricted stock and other awards lapse. The Board retains the ability to substitute, adjust, or otherwise settle outstanding awards, including cashing out such awards, as it deems appropriate and consistent with the 2012 Plan’s purposes.
The 2012 Plan provides that unvested or unexercised equity awards may be subject to cancellation and that recoupment of the value of shares distributed under awards already vested may be required, upon the occurrence of certain specified events, including termination of employment for cause, violation of material Company policies, or other conduct that is detrimental to the business or reputation of the Company. In addition, awards may be subject to clawback, as determined by the Compensation Committee, to the extent required by applicable law or securities exchange listing standard, including, but not limited to, Section 304 of the Sarbanes-Oxley Act of 2002.
Officers’ Supplemental Savings Plan — Under the terms of the Officers’ Plan, in the event of a participant’s retirement or early retirement (defined below), death, disability (as defined in applicable Treasury regulations) or in the event of certain hardships or changes-in-control (each as defined under Section 409A of the Code), the participant is entitled to receive an amount equal to the participant’s contributions and vested and unvested matching and discretionary contributions by the Company. This amount is payable in a single lump sum unless the participant has elected to receive the distribution in installments.
Upon termination of employment other than by reason of retirement, early retirement, death or termination for cause (defined below), the participant is entitled to receive a termination benefit equal to the participant’s contributions and the vested portion of the Company’s matching and discretionary contributions, together with any aggregate earnings on those amounts. If a participant is terminated for cause (defined below), the participant forfeits all rights to both vested and unvested contributions of the Company and is entitled to receive a benefit equal to the participant’s contributions, together with any aggregate earnings on the participant contributions, payable in a single lump sum. For our named executive officers, all payments would be deferred for a six-month period under Section 409A of the Code.
The Company’s matching contributions under the Officers’ Plan vest only after a participant has completed at least five years of participation in the plan. The Company will determine separately the vesting of the Company’s discretionary contributions, if any. After five years of participation, all past and future Company contributions are fully vested. As of January 27, 2023, Ms. Hobart and Messrs. Stack and Gupta were fully vested in the Company’s contributions, while Messrs. Sliva and Rak were not.
“Retirement” is defined in the Officers’ Plan as termination of employment, other than a termination for cause, on or after the date on which the participant has both attained age 55 and completed at least five years of participation in the Officers’ Plan, and “early retirement” is termination of employment, other than for cause, on or after the date on which the participant has completed at least five years of participation. “Termination for cause” is defined in the Officers’ Plan as termination of employment by reason of: (i) a substantial intentional failure to perform duties as an employee or to comply with any material provision of his or her

48	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
employment agreement with the Company, where such failure is not cured within 30 days after receiving written notice from the Company specifying in reasonable detail the nature of the failure; (ii) a breach of fiduciary duty to the Company by reason of receipt of personal profits; (iii) conviction of a felony; or (iv) any other willful and gross misconduct committed by the participant. A “change-in-control” is defined in the Officers’ Plan as any of: (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation; (iii) approval by the stockholders of the Company of any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of the Company; (iv) approval by the stockholders of the Company of any merger or consolidation of the Company in which the holders of voting stock of the Company immediately before the merger or consolidation will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such merger or consolidation; or (v) a change of 50% (rounded to the next whole person) in the membership of the Company’s Board within a twelve-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of two-thirds (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the twelve-month period. Notwithstanding the foregoing, no event shall constitute a “change-in-control” for purposes of acceleration of distributions on termination of the Officers’ Plan if it is not a “change in the ownership or effective control of the corporation,” or “in the ownership of a substantial portion of the assets of the corporation,” “corporate dissolution,” or “with approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A)” within the meaning of Section 409A of the Code.
Insurance Benefits — The Company currently pays the premiums for three life insurance policies covering our Executive Chairman, the beneficiaries of which are chosen by Mr. Stack. Prior to his death, Mr. Stack may receive the cash surrender value of the policy. The Company also pays the premium for a disability insurance policy covering our Executive Chairman. For detail regarding the premiums paid by the Company for fiscal 2022, see footnote 9 of the “Summary Compensation Table” of this proxy statement.
The following table shows the estimated benefits payable to each named executive officer in the event of his or her termination of employment under various scenarios or upon a change-in-control of our Company, assuming such event took place on January 27, 2023.

	VOLUNTARY RESIGNATION OR TERMINATION WITHOUT CAUSE		INVOLUNTARY NOT FOR CAUSE TERMINATION		DEATH		DISABILITY		RETIREMENT		CHANGE-IN- CONTROL
Lauren R. Hobart
Officers’ Plan(1)	$3,985,255	(1a)	$3,985,255	(1a)	$3,985,255	(1b)	$3,985,255	(1b)	$3,985,255	(1c)	$3,985,255	(1d)
Stock Options(2)	—		—		—		—		—		—
Restricted Stock(3)	—		—		$17,616,023		$17,616,023		—		—
2021 Performance Shares(4)	—		—		$8,510,056	(4a)	$8,510,056	(4a)	—		$8,510,056	(4c)
2022 Performance Units(5)	—		—		$3,150,812	(5a)	$3,150,812	(5a)	—		$3,150,812	(5c)
Navdeep Gupta
Officers’ Plan(1)	$2,519,683	(1a)	$2,519,683	(1a)	$2,519,683	(1b)	$2,519,683	(1b)	$2,519,683	(1c)	$2,519,683	(1d)
Stock Options(2)	—		—		—		—		—		—
Restricted Stock(3)	—		—		$5,817,532		$5,817,532		—		—
2021 Performance Shares(4)	—		—		$510,663	(4a)	$510,663	(4a)	—		$510,663	(4c)
2022 Performance Units(5)	—		—		$330,851	(5a)	$330,851	(5a)	—		$330,851	(5c)
Edward W. Stack(1)
Officers’ Plan(1)	$5,304,240	(1a)	$5,304,240	(1a)	$5,304,240	(1b)	$5,304,240	(1b)	$5,304,240	(1c)	$5,304,240	(1d)
Stock Options(2)	—		—		—		—		—		—
Restricted Stock(3)	—		—		$65,704,738		$65,704,738		—		—
Insurance Benefits(6)	—		—		$6,413,407		$—	(6a)	—		—
2021 Performance Shares(4)	—		—		$8,510,056	(4a)	$8,510,056	(4a)	$4,964,154	(4b)	$8,510,056	(4c)
2022 Performance Units(5)	—		—		$4,726,155	(5a)	$4,726,155	(5a)	$1,181,539	(5b)	$4,726,155	(5c)

2023 PROXY STATEMENT	49

EXECUTIVE COMPENSATION

	VOLUNTARY RESIGNATION OR TERMINATION WITHOUT CAUSE	INVOLUNTARY NOT FOR CAUSE TERMINATION	DEATH		DISABILITY		RETIREMENT	CHANGE-IN- CONTROL
Raymond Sliva
Officers’ Plan(1)	—	—	—		—		—	—
Restricted Stock(3)	—	—	$1,308,753		$1,308,753		—	—
Vlad Rak
Officers’ Plan(1)	—	—	—		—		—	—
Stock Options(2)	—	—	—		—		—	—
Restricted Stock(3)	—	—	$5,569,210		$5,569,210		—	—
2021 Performance Shares(4)	—	—	$919,193	(4a)	$919,193	(4a)	—	$919,193	(4c)
2022 Performance Units(5)	—	—	$425,471	(5a)	$425,471	(5a)	—	$425,471	(5c)
(1)    Represents the participant’s and the Company’s contributions (vested and/or unvested), as described in the applicable footnote. As of January 27, 2023, all Company contributions were vested for Ms. Hobart and Messrs. Stack and Gupta. For additional information regarding the Officers’ Plan, see the “Nonqualified Deferred Compensation Table” and accompanying narrative of this proxy statement.
(1a)    Represents participant contributions and vested Company contributions (if any). Participant contributions are paid at the next scheduled settlement date after the termination and vested Company contributions are paid on the settlement date following the date the participants reach the age of 55.
(1b)    Represents participant contributions and vested and unvested Company contributions. Participant contributions and Company contributions are paid in single lump sum, unless the participant elected scheduled distributions had commenced at the time of the event. If scheduled distributions had commenced at the time of the event, contributions will be paid in accordance with the distribution schedule.
(1c)    Represents participant contributions and vested Company contributions (if any). Participant contributions and Company contributions are paid in single lump sum, unless the participant elects scheduled distributions.
(1d)    Represents participant contributions and vested and unvested Company contributions. Participant contributions and Company contributions are paid in single lump sum on the last day of the 15th month after the month in which the event took place unless the participant elected otherwise.
(2)    Upon termination of employment for any reason, unvested stock options are forfeited. Any vested portion will remain exercisable following termination for a period of 90 days other than in connection with death or disability, in which case vested stock options will remain exercisable for 12 months following termination, subject in each case to earlier termination due to expiration of the award.
(3)    Represents the value of unvested time-based restricted stock and accumulated dividends that would immediately vest upon termination of employment due to death or a total and permanent disability. Upon termination for any other reason, unvested restricted stock would be forfeited. In the event of a change-in-control, the Board may authorize all outstanding awards to be assigned to the successor corporation. In the event that the successor corporation does not agree to assume the awards, or to substitute an equivalent right, restricted stock awards shall vest.
(4)    Represents the value of unvested performance shares granted on April 3, 2021 (the “2021 Performance Shares”) and accumulated dividends that would become owed to the participant under a particular scenario.
(4a)    Represents the value of unvested 2021 Performance Shares and accumulated dividends that would be owed to the participant upon their death or permanent disability and that would vest at the end of the 2021 Performance Share vesting period (i.e., April 3, 2024).
(4b)    Assuming the Compensation Committee exercises its discretion as described above, represents the value of unvested 2021 Performance Shares and accumulated dividends that would be owed to the participant upon their retirement (voluntary termination by participant on or after attainment of age 55 with a minimum of fifteen years of service and a length of service and age totaling at least 75) and that would vest on a pro-rated basis at the end of the 2021 Performance Share vesting period (i.e., April 3, 2024).
(4c)    Represents the value of unvested 2021 Performance Shares and accumulated dividends that would vest within 30 days of the event.
(5)    Represents the value of unvested performance units granted on April 3, 2022 (the “2022 Performance Units”) and accumulated dividends that would become owed to the participant under a particular scenario.
(5a)    Represents the value of unvested 2022 Performance Units and accumulated dividends that would be owed to the participant upon their death or permanent disability and that would vest at the end of the 2022 Performance Unit vesting period (i.e., April 3, 2025).
(5b)    Assuming the Compensation Committee exercises its discretion as described above, represents the value of unvested 2022 Performance Units and accumulated dividends that would be owed to the participant upon their retirement (voluntary termination by participant on or after attainment of age 55 with a minimum of fifteen years of service) and that would vest on a pro-rated basis at the end of the 2022 Performance Units vesting period (i.e., April 3, 2025).
(5c)    Represents the value of unvested 2022 Performance Units and accumulated dividends that would vest within 30 days of the event.
(6)    Our Executive Chairman is covered by three life insurance policies paid for by the Company, the beneficiaries of which are chosen by Mr. Stack (prior to his death the executive may receive the cash surrender value of the policy). If our Executive Chairman had died on January 28, 2023, the beneficiaries under said policies would have received $4,000,000, $2,413,407, and $166,586 under the policies. The Company also pays the premium for a disability insurance policy covering our Executive Chairman which provides up to $10,000 per month coverage.
(6a)    Does not include the up to $10,000 per month benefit under Mr. Stack’s disability insurance discussed above.

50	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Compensation Committee Report
The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth herein with the Company’s management and, based upon such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
The full text of the Compensation Committee’s charter is available on the Investor Relations portion of the Company’s website (http://investors.dicks.com).
Respectfully submitted,
Members of the Compensation Committee
Larry D. Stone (Chairperson)
William J. Colombo
Larry Fitzgerald, Jr.
Desiree Ralls-Morrison
Lawrence J. Schorr

2023 PROXY STATEMENT	51

EXECUTIVE COMPENSATION
CEO Pay Ratio
We are required by the SEC to disclose the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee. For 2022:
■The annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this proxy statement, was $8,434,366; and
■The median of the annual total compensation of all employees of our Company (excluding our Chief Executive Officer) was $10,585; and
■The ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee was 797 to 1.
To identify the median employee, we first determined our employee population as of the last day of our fiscal year, January 28, 2023. We excluded 50 associates based in Hong Kong pursuant to the de minimis exemption under SEC regulations. Our adjusted employee population therefore consisted of 18,720 full-time, 32,432 part-time, and 1,572 temporary employees, for a total of 52,724 individuals. These totals do not include individuals that we classify as independent contractors for tax purposes.
Next, we reviewed Medicare wages for the adjusted employee population in fiscal 2022, as reported to the Internal Revenue Service on Form W-2, to determine our median employee. We did not annualize wages for teammates that were not employed with the Company for the full year. Our median employee is a part-time Apparel Sales Associate who has worked for the Company since 2021 and averaged 13 hours per week in 2022.
Once the median employee was identified, we combined all of the elements of the median employee’s compensation for 2022, including bonuses earned, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in a total annual compensation of $10,585 for our median employee.
DICK’S Sporting Goods relies on part-time and temporary employees to support our stores and distribution centers, particularly during the holiday season. To that end, in addition to the required ratio above, we also provide the following supplemental information regarding the relationship of the annual total compensation of our full-time employees and the annual total compensation of our Chief Executive Officer. If part-time and temporary employees are excluded from the median annual total compensation calculation, the median annual total compensation of the remaining full-time employees is $39,906. Our median full-time employee is a Store Sales Leader who has been with the Company for 3 years. The ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median full-time employee was 211 to 1.
The pay ratio included above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC regulations permit companies to adopt a variety of methodologies, apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices and other factors unique to their workforce and business operations when calculating their pay ratio. Consequently, the pay ratio reported by other companies, including those companies in our Retail Peer Group, may not be comparable to the pay ratio reported above.

52	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
2022 Pay Versus Performance
The following table and supporting narrative shows the total compensation for our Primary Executive Officers and, on an averaged basis, our other NEOs, for the past three fiscal years as set forth in the Summary Compensation Table, and the “compensation actually paid” to the same group (in each case, as determined under applicable SEC rules), as compared to certain other required metrics.
Pay Versus Performance Table

YEAR (A)	SUMMARY COMPENSATION TABLE TOTAL FOR FIRST PEO (B)($)(1)	SUMMARY COMPENSATION TABLE TOTAL FOR SECOND PEO (B)($)(2)	COMPENSATION ACTUALLY PAID TO FIRST PEO (C)($)(1)(7)	COMPENSATION ACTUALLY PAID TO SECOND PEO (C)($)(2)(7)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS (D)($)(3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS (E)($)(3)(7)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($mm) (H)	ADJUSTED NON-GAAP EARNINGS BEFORE TAXES (I)($mm)(6)
							TOTAL SHAREHOLDER RETURN (F)($)(4)	PEER GROUP TOTAL SHAREHOLDER RETURN (G)($)(5)
2022	—	$8,434,366	—	$12,575,614	$4,323,685	$8,230,092	$320	$155	$1,043	$1,414
2021	—	$9,566,004	—	$32,721,261	$4,122,786	$28,328,226	$281	$161	$1,520	$2,025
2020	$15,773,808	—	$87,822,841	—	$3,525,134	$14,839,647	$157	$121	$530	$733
(1)Reflects total compensation as shown in the Summary Compensation Table for Executive Chairman, Edward W. Stack, who served as our Chief Executive Officer (PEO) in 2020 (Referred to in these footnotes as PEO#1).
(2)Reflects total compensation as shown in the Summary Compensation Table for our Chief Executive Officer, Lauren R. Hobart, who served as our Chief Executive Officer (PEO) in 2021 and 2022 (Referred to in these footnotes as PEO#2).
(3)Reflects averaged total compensation for: Lee J. Belitsky, Lauren R. Hobart, Vlad Rak, and Donald J. Germano in 2020; Navdeep Gupta, Lee J. Belitsky, Edward W. Stack, Donald J. Germano, and Vlad Rak in 2021; and Navdeep Gupta, Edward W. Stack, Raymond Sliva, and Vlad Rak in 2022, as shown in the Summary Compensation Table for each respective year.
(4)Represents the cumulative total shareholder return (“TSR”) of the Company from the end of fiscal 2019 through the end of the 2020, 2021, and 2022 fiscal periods, assuming $100 was invested in the Company’s common stock at the beginning of the measurement period and that all dividends were reinvested.
(5)Represents the cumulative TSR of the S&P 500 Specialty Retail Industry Index for the relevant measuring period, assuming $100 was invested in the S&P 500 Specialty Retail Industry Index at the beginning of the measurement period and that all dividends were reinvested.
(6)The company selected measure, which is the measure we believe represents the most important financial performance not otherwise presented in the table above that we use to link CAP (as defined below) to our NEOs for fiscal 2022 to our company’s performance, is adjusted consolidated earnings before taxes, referred to as Adjusted Non-GAAP EBT, a Non-GAAP financial measure. See Appendix A for the GAAP to non-GAAP reconciliations and related information.
(7)SEC rules require that certain adjustments, both deductions and additions, be made to the Summary Compensation Table totals to determine “compensation actually paid” (“CAP”) as reported in the Pay versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, CAP is required by SEC rules to be calculated as Summary Compensation Table total compensation with the following required adjustments:

YEAR	SUMMARY COMPENSATION TABLE TOTAL ($)	DEDUCTIONS FROM SUMMARY COMPENSATION TABLE TOTAL PAY ($)(1)	ADDITIONS TO SUMMARY COMPENSATION TABLE TOTAL PAY ($)(4)	COMPENSATION ACTUALLY PAID ($)
Lauren R. Hobart(2), President and Chief Executive Officer (PEO#2)
2022	$8,434,366	$5,000,142	$9,141,390	$12,575,614
2021	$9,566,004	$5,000,035	$28,155,292	$32,721,261
Edward W. Stack(3), Executive Chairman (PEO#1)
2020	$15,773,808	$10,000,002	$82,049,035	$87,822,841
Average for other Named Executive Officers indicated above
2022	$4,323,685	$2,687,610	$6,594,017	$8,230,092
2021	$4,122,786	$1,680,094	$25,885,534	$28,328,226
2020	$3,525,134	$1,406,157	$12,720,670	$14,839,647
(1)Reflects the grant date fair values as reported under the “Options Awards” and “Stock Awards” columns of the Summary Compensation Table from the applicable year.
(2)Lauren R. Hobart was named President and Chief Executive Officer, and therefore PEO #2, in 2021 and 2022. Her compensation details are included in the average for other Named Executive Officers for 2020.
(3)Executive Chairman Edward W. Stack served as Chairman and Chief Executive Officer, and therefore PEO #1, in 2020. His compensation details are included in the average for other Named Executive Officers for 2021 and 2022.
(4)The following table sets forth additional adjustments made during each year represented in the Pay Versus Performance Table to arrive at the referenced CAP for the individuals listed therein.

2023 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

YEAR	YEAR END FAIR VALUE OF CURRENT YEAR EQUITY AWARDS	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS(4)	FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE SAME YEAR	YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEAR THAT VESTED IN THE YEAR(4)	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION(3)	TOTAL EQUITY AWARD ADJUSTMENTS
Lauren R. Hobart(1), President and Chief Executive Officer (PEO#2)
2022	$6,229,451	$3,536,215	$0	$(1,601,641)	$0	$977,365	$9,141,390
2021	$10,709,359	$16,205,968	$0	$1,155,803	$0	$84,162	$28,155,292
Edward W. Stack(2), Executive Chairman (PEO#1)
2020	$71,389,840	$15,148,625	$0	$(4,815,279)	$0	$325,849	$82,049,035
Average for other Named Executive Officers indicated above
2022	$2,959,021	$4,391,754	$0	$(1,407,544)	$0	$650,786	$6,594,017
2021	$3,367,199	$20,904,721	$0	$1,519,563	$0	$94,051	$25,885,534
2020	$8,731,594	$4,818,032	$0	$(884,462)	$0	$55,506	$12,720,670
(1)Lauren R. Hobart was named President and Chief Executive Officer and therefore PEO #2 in 2021. Her compensation details are included in the average for other Named Executive Officers for 2020.
(2)Executive Chairman Edward W. Stack served as Chairman and Chief Executive Officer, and therefore PEO #1, in 2020. His compensation details are included in the average for other Named Executive Officers for 2021 and 2022.
(3)Represents dividends paid on equity awards vesting during the period, which were accrued during the vesting period of the award.
(4)Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. Restricted stock awards are valued based on the stock price on the relevant measurement date. Performance stock awards and units are valued based upon the stock price on the relevant measurement date, but are also adjusted to reflect a payout factor for their performance conditions, consistent with assumptions used for ASC 718 purposes. Stock options are valued using a Black Scholes model as at the relevant measurement date, using assumptions consistent with those used for the grant date fair value purposes. A discussion of the relevant assumptions made in the valuation of the awards may be found in Note 14 (“Stock-Based Compensation”) of the footnotes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2023 filed with the SEC on March 23, 2023.

54	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Compensation Actually Paid Versus Company Performance
Below are charts that provide a clear, visual depiction showing the relationship of CAP to our PEO#1, PEO#2 and other named executive officers in 2020, 2021 and 2022 to (1) TSR of both Dick’s Sporting Goods and the S&P 500 Specialty Retail Industry Index, (2) Dick’s Sporting Goods net income and (3) Adjusted Non-GAAP EBT. CAP, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals.
Compensation Actually Paid versus TSR 2020 - 2022

Compensation Actually Paid ($mm)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$350
$300
$250
$200
$150
$100
$50
$0
Indexed Total Shareholder Return
2020
2021
2022
CAP - PEO
Edward W. Stack (2020)
Lauren H. Hobart (2021-2022)
CAP - Avg NEO
Index TSR
Co. TSR

Compensation Actually Paid versus Net Income and Adjusted Non-GAAP EBT 2020 - 2022

Compensation Actually Paid ($mm)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
MILLIONS ($)
2020
2021
2022
CAP - PEO
Edward W. Stack (2020)
Lauren H. Hobart (2021-2022)
CAP - Avg NEO
Annual Net Income
Adjusted Non-GAAP EBT

2023 PROXY STATEMENT	55

EXECUTIVE COMPENSATION
Tabular List of Most Important Measures
The following table lists the measures we believe are most important in linking compensation actually paid to company performance during 2022.

Adjusted Non-GAAP EBT
Total Sales
Only two measures are identified because only two financial performance measures, per the definition set forth by the SEC, are currently used in the Company’s executive compensation program. Further details on these measures and how they feature in our compensation plans can be found in our Compensation Discussion & Analysis.

56	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION

ITEM 3: Non-Binding Advisory Vote on Whether an Advisory Vote on Compensation of Named Executive Officers Should be Held Every One, Two, or Three years
The Board unanimously recommends a vote “FOR” the option of every “ONE YEAR” as the preferred frequency for a non-binding advisory vote on compensation of our named executive officers.
Pursuant to Section 14A of the Exchange Act, stockholders must be given the opportunity at least once every six years to vote, on a non-binding and advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers (the “Say on Pay Frequency”) as disclosed in accordance with the rules promulgated by the SEC. The last such Say on Pay Frequency vote was held at our 2017 Annual Meeting of Stockholders, where we recommended, and our stockholders voted in favor of, an annual vote on the compensation of our named executive officers on a non-binding, advisory basis. With respect to this Item 3, stockholders may indicate whether they prefer that we conduct future advisory votes on compensation of our named executive officers once every one, two or three years or abstain from casting a vote on this proposal.
The Board continues to believe that an annual advisory vote on compensation of our named executive officers allows our stockholders to provide timely, direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Company recognizes that stockholders may have different views as to the best approach for the Company.
The option that receives the greatest number of votes cast will be considered the approved option. This vote is advisory and not binding on the Company, the Board, or the Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when considering the frequency of future advisory votes on compensation of our named executive officers. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on compensation of named executive officers more or less frequently than the frequency approved by the stockholders.
Stockholders are not voting to approve or disapprove the Board’s recommendation as to this Item 3, but instead may cast a vote on the preferred voting frequency by selecting the option of every one year, two years, or three years, or they may abstain when voting in response to this Item 3.

2023 PROXY STATEMENT	57

EXECUTIVE COMPENSATION

ITEM 4: Ratification of Independent Registered Public Accounting Firm
The Board unanimously recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023.
Deloitte & Touche LLP (“D&T”) has served as our independent registered public accounting firm since 1998. For fiscal 2022, D&T rendered professional services in connection with the audit of our financial statements, including review of quarterly reports and other filings with the SEC, and also provided tax and other services. D&T is knowledgeable about our operations and accounting practices and well qualified to act as our independent registered public accounting firm, and the Audit Committee has appointed D&T as such for fiscal 2023.
Representatives of D&T will be present during the online 2023 Annual Meeting of Stockholders to respond to questions and make statements as they desire.
Report of the Audit Committee
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of the accounting and financial reporting processes, internal controls and audit functions of the Company, including its compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
Management has primary responsibility for the Company’s financial statements and reporting processes, including its internal controls and disclosure controls and procedures. The Company’s independent registered public accounting firm, Deloitte & Touche LLP (sometimes referred to as D&T), is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
In fulfilling its oversight responsibilities for fiscal year 2022, the Audit Committee reviewed and discussed with both Company management and the Company’s independent auditors all annual financial statements and quarterly operating results released in fiscal year 2022 prior to their issuance. During fiscal 2022, management reviewed significant accounting and disclosure issues with the Audit Committee and advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles. These reviews also included discussions with the outside auditors of matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee also received the written disclosures and letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the Audit Committee concerning independence, and had discussions with D&T regarding its independence. The Audit Committee also received, reviewed and discussed with D&T the report required by Section 10A(k) of the Exchange Act.
Based on the reviews, discussions and disclosures referred to above, the undersigned Audit Committee members recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements for the fiscal year ended January 28, 2023 in the Company’s Annual Report on Form 10-K for such fiscal year.
Members of the Audit Committee
Mark J. Barrenechea (Chairperson)
Emanuel Chirico
Anne Fink
Sandeep Mathrani

58	DICK’S SPORTING GOODS, INC.

EXECUTIVE COMPENSATION
Audit and Non-Audit Fees and Independent Public Accountants
The following table presents fees for professional audit services rendered by D&T for the audit of the Company’s annual consolidated financial statements for fiscal years 2021 and 2022 and fees billed for other services rendered by D&T for fiscal years 2021 and 2022.

	FISCAL 2021	FISCAL 2022
Audit Fees	$1,423,080	$1,416,179
Audit-Related Fees	214,683	27,470
Tax Fees	98,912	140,160
All Other Fees	4,615	5,685
Total All Fees	$1,741,290	$1,589,494
Audit Fees — Audit fees include fees associated with the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our quarterly financial information, and services that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, consents, assistance with the review of registration statements filed with the SEC and consultation regarding financial accounting and/or reporting standards.
Audit-Related Fees — Audit-related fees principally included fees relating to merger and acquisition services and an employee benefit plan audit.
Tax Fees — Tax fees were for tax-related services related primarily to tax consulting and tax planning.
All Other Fees — All other fees were for accounting research subscriptions.
Pre-Approval Policies and Procedures
The Audit Committee pre-approves all auditing services and any non-audit services that the independent registered public accounting firm is permitted to render under Section 10A(h) of the Exchange Act. The Audit Committee may delegate the pre-approval to one of its members, provided that if such delegation is made, the full Audit Committee must be presented at its next regularly scheduled meeting with any pre-approval decision made by that member. The Audit Committee has pre-approved certain non-audit services for fiscal 2023 up to $35,000 per project.

2023 PROXY STATEMENT	59

TRANSACTIONS WITH RELATED
PERSONS
Our Related Person Policy & Procedures requires the Audit Committee to review transactions required to be reported under Item 404 of the SEC’s Regulation S-K. Transactions (or series of related transactions) that would generally fall within the scope of our Related Person Policy & Procedures include those where the amount involved exceeds $120,000 per year, other than compensation between a person covered by the policy and the Company (and its subsidiaries). Further, contributions to charitable organizations where a related person has an interest in amounts that do not exceed the greater of $1,000,000 or 2% of the charity’s annual gross revenues are not considered transactions within the Related Person Policy & Procedures, so long as the related person does not receive compensation for their role at the charity.
Transactions are presented to the Audit Committee for approval before they are entered into or, if this is not possible, for ratification. The Audit Committee approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company and its stockholders. Information regarding potential related party transactions is obtained through self-reporting, including through submission of annual director and executive officer questionnaires and through review of Company records.
The Audit Committee reviewed and approved or ratified the transactions set forth below in accordance with the terms of our Related Person Policy & Procedures.
We have an arrangement with a third party aircraft management company pursuant to which we charter aircraft for business use (the “Charter Arrangement”). Edward W. Stack owns the aircraft utilized under the Charter Arrangement through a solely owned limited liability company and has a lease agreement with a management company under which the management company operates and maintains the aircraft, hires pilots and other staff for flight operations, and also may act to charter the aircraft for use by third parties.
The Charter Arrangement provides the Company with the right to use the aircraft on a flight available basis for 225 hours per year. In 2022, the Company used the aircraft for approximately 200 hours. Under the Charter Arrangement, we pay the management company a monthly rental fee that is increased annually between 3% and 5%, based on the consumer price index, and an hourly charter rate equal to the actual incurred operating expenses. During fiscal 2022, we paid the management company $4.1 million in connection with the use of aircraft owned by Mr. Stack. The Charter Arrangement was terminated in September 2022, and the Company plans to enter into a new charter arrangement in 2023, as discussed below.
We also charter additional aircraft owned by Mr. Stack on an as-needed basis at an hourly rate plus actual expenses incurred, including fuel and landing fees. During fiscal 2022, we chartered additional aircraft for approximately 64 hours and paid approximately $700,000 in connection with these chartering services.
The Audit Committee has authorized the Company to enter into a new charter arrangement relating to aircraft owned by Mr. Stack. We expect to enter into the new multi-year charter arrangement during the second half of 2023, which will provide us with the right to use the aircraft on a flight available basis for up to 325 hours per year. We estimate the monthly payments for the first twelve months under the new charter arrangement will be approximately $650,000, plus actual operating expenses.
In 2022 the Company paid $407,117 to South Hills Landscaping & Excavating, Inc. (“South Hills”) for all-seasons landscaping services at the Company’s Customer Support Center and surrounding areas pursuant to a three-year agreement entered into in 2020, which was renewed in March 2023 for an additional three years upon similar terms. South Hills is owned by Darren Davis, the brother-in-law of Edward W. Stack. The existing agreement may be terminated by the Company at any time without penalty upon thirty days’ written notice to South Hills or under the other conditions for termination set forth therein.
During 2022, we leased a store location from Stack Associates, LLC, a New York limited liability company established by the estate of Richard “Dick” Stack, our founder and father of Edward W. Stack. Our monthly lease payment for the location is $20,000, and we paid $240,000 under the lease in fiscal 2022. The term of the lease ends in April 2026.
Michael Stack, our Executive Chairman’s son, joined the Company in 2022 as a Vice-President. Michael Stack received compensation totaling $842,993 in 2022 consisting of salary, cash bonus including a sign-on bonus, sign-on equity awards, relocation benefits comparable to those received by external hires at similar positions, and other de minimus benefits. He also received health and welfare benefits on the same basis as other eligible teammates in similar positions. For fiscal year 2023, his total direct compensation is anticipated to be consistent with other Vice-Presidents at the Company.

60	DICK’S SPORTING GOODS, INC.

ITEM 5: Approval of an Amendment to the Company’s Certificate of Incorporation to Adopt Provisions Allowing Officer Exculpation under Delaware Law
The Board unanimously recommends a vote “FOR” approval of the Officer Exculpation Amendment to the Company’s Charter.
Background

A recent amendment to Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) authorizes Delaware corporations to eliminate or limit the personal liability of certain officers for monetary damages associated with claims of breach of the duty of care in certain instances (referred to as “exculpation”). Prior to this amendment, exculpation from personal liability for monetary damages associated with breaches of the duty of care could be provided to directors but could not be provided to officers.

The Company’s Amended and Restated Certificate of Incorporation, as amended (our “Charter”), provides for the exculpation of directors from personal liability for monetary damages associated with breaches of the duty of care but does not have a similar limitation of liability for our officers. The Company is asking its stockholders to approve an amendment to the Charter to add a provision exculpating officers of the Company from personal liability for monetary damages associated with claims of breach of the duty of care, as now permitted under the DGCL (the “Officer Exculpation Amendment”).

Proposed Charter Amendment

In the course of the Board’s ongoing evaluation of the Company’s corporate governance practices, the Board has determined that the Officer Exculpation Amendment would reduce the unequal and inconsistent treatment of directors and officers associated with claims related to alleged breach of the duty of care and improve alignment of officers and directors on duty of care responsibilities. The Officer Exculpation Amendment also would better position the Company to continue to attract and retain top management talent by providing this additional protective provision.

Consistent with the recent amendment to the DGCL, the Officer Exculpation Provision only permits exculpation for direct claims brought by stockholders (as opposed to derivative claims made by stockholders on behalf of the corporation). Further, as with the director exculpation provision currently contained in our Charter, the Officer Exculpation Amendment does not apply to breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct, a knowing violation of law, or claims related to any transaction in which the officer derived an improper personal benefit. Therefore, considering the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the Board believes would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers, the Board has determined that it is in the best interests of the Company and its stockholders to approve the Officer Exculpation Amendment.

The text of the proposed Officer Exculpation Amendment, which would modify Section 6 of Article THIRD of the Charter, is attached as Appendix B to this proxy statement. On March 22, 2023, the Board approved the Officer Exculpation Amendment and declared that it was advisable to submit the amendment to stockholders for a vote. If approved by our stockholders, the Officer Exculpation Amendment would become effective upon its filing with the Secretary of State of the State of Delaware, which the Company would file promptly following the Annual Meeting.

Required Vote

For the Officer Exculpation Amendment to become effective, this proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. If the Officer Exculpation Amendment does not receive this level of approval, the Charter will not be amended to implement the Officer Exculpation Amendment.

2023 PROXY STATEMENT	61

OTHER INFORMATION
Stock Ownership
The following table contains information regarding the beneficial owners of 5% or more of our outstanding common stock (including our Class B common stock, as it is convertible into our common stock at any time) as of April 17, 2023, excluding members of our Board of Directors and their affiliates.
A person has beneficial ownership of shares if the person has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities if that person has the right to acquire beneficial ownership of the underlying shares within 60 days of the date that beneficial ownership is calculated, including through the exercise or conversion of such options or convertible securities.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)		PERCENTAGE OF COMMON STOCK(1)	PERCENTAGE OF CLASS B COMMON STOCK(1)
Common Stock	FMR, LLC 245 Summer Street Boston, MA 02210	8,918,635	(2)	14.90%	—
Common Stock	BlackRock Inc. 55 East 52nd Street New York, NY 10055	5,339,199	(3)	8.90%	—
Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	5,377,217	(4)	8.99%	—
Common Stock	Lone Pine Capital LLC Two Greenwich Plaza, Greenwich, Connecticut 06830	5,015,154	(5)	8.40%	—
(1)Ownership information is as reported by the stockholder in its most recently filed Schedule 13G filing.
(2)Share ownership amounts are based on figures set forth in Amendment 3 to Schedule 13G filed by FMR, LLC on February 9, 2023. Of the shares beneficially owned, FMR, LLC has sole power to vote with respect to 8,590,649 shares and sole power to direct disposition with respect to 8,918,635 shares. FMR, LLC is a parent holding company for the following subsidiaries that own shares of our common stock: FIAM LLC, Fidelity Diversifying Solutions LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company LLC, Fidelity Management Trust Company, and Strategic Advisers LLC.
(3)Share ownership amounts are based on figures set forth in Schedule 13G filed by BlackRock, Inc. on January 25, 2023. Of the shares beneficially owned, BlackRock, Inc. has sole power to vote with respect to 5,114,811 shares and sole power to direct disposition with respect to 5,339,199 shares. BlackRock, Inc. is a parent holding company for the following subsidiaries that own shares of our common stock: BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co. Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, and BlackRock Fund Managers Ltd.
(4)Share ownership amounts are based on figures set forth in Amendment No. 10 to Schedule 13G filed by The Vanguard Group on February 9, 2023. Of the shares beneficially owned, The Vanguard Group has sole power to vote with respect to 0 shares, shared power to vote with respect to 19,367 shares, sole power to direct disposition with respect to 5,308,945 shares, and shared power to direct disposition with respect to 68,272 shares.
(5)Share ownership amounts are based on figures set forth in Amendment No. 1 to Schedule 13G filed by Lone Pine Capital LLC, David F, Craver, Brian F. Doherty, Kelly A .Granat, Stephen F. Mandel, Jr. and Kerry A. Tyler (each, a “Lone Pine Reporting Person”) on February 14, 2023. Of the shares beneficially owned, each Lone Pine Reporting Person has shared power to vote with respect to 5,015,154 shares and shared power to direct disposition with respect to 5,015,154 shares.

62	DICK’S SPORTING GOODS, INC.

OTHER INFORMATION
The following table reflects the number of shares of our common stock and Class B common stock beneficially owned (unless otherwise indicated) by (i) our named executive officers listed in the “Summary Compensation Table” of this proxy statement, (ii) our directors and nominees and (iii) all of our directors and executive officers (including those who are not “named executive officers”) as a group, as of April 17, 2023.
A person has beneficial ownership of shares if he or she has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities that are presently exercisable or convertible, or that will become exercisable or convertible within 60 days of the date that beneficial ownership is calculated, which, for the purposes of the table below, is April 17, 2023. Except as otherwise noted, the beneficial owners listed have sole voting and/or investment power with respect to the shares shown.
As of April 17, 2023, there were [ ] shares of common stock issued and outstanding and [ ] shares of Class B common stock issued and outstanding.

NAMED EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES	SHARES BENEFICIALLY OWNED
	NUMBER				PERCENT
	COMMON STOCK		CLASS B COMMON STOCK		COMMON STOCK(1)	CLASS B COMMON STOCK(1)	VOTING POWER
Edward W. Stack	2,350,001	(2)	13,706,444	(3)	[ ]%	[ ]%	[ ]%
Lauren R. Hobart	407,496	(4)	—		*	—	*
Navdeep Gupta	112,267	(4)	—		*	—	*
Raymond Sliva	14,649	(4)	—		*	—	*
Vlad Rak	64,693	(4)	—		*	—	*
Mark J. Barrenechea	22,060	(5)	—		*	—	*
Emanuel Chirico	66,116	(5)	—		*	—	*
William J. Colombo	169,467	(6)	8,959,378	(7)	*	[ ]%	[ ]%
Anne Fink	14,481	(5)	—		*	—	*
Larry Fitzgerald, Jr.	8,367	(5)	—		*	—	*
Sandeep Mathrani	6,952	(5)	—		*	—	*
Desiree Ralls-Morrison	6,952	(5)	—		*	—	*
Lawrence J. Schorr	85,051	(5)	—		*	—	*
Larry D. Stone	141,939	(5)	—		*	—	*
All Directors and Executive Officers as a group (16 persons total)	3,527,367	(8)	22,665,822		[ ]%	[ ]%	[ ]%
*    Percentage of shares of common stock or Class B common stock beneficially owned does not exceed one percent (1%).
(1)Percentage of shares of common stock and Class B common stock beneficially owned are each calculated on a class-basis.
(2)Includes 1,241,137 shares of common stock issuable upon exercise of options that are exercisable within 60 days of April 17, 2023 and 165,601 shares of restricted stock subject to vesting and excludes 81,180 shares represented by unvested performance units.
(3)Pursuant to a Memorandum of Understanding (“MOU”) dated March 2, 2009, Mr. Stack’s former spouse holds 3,990,630 shares of Class B common stock, which are included in the number of shares owned by Mr. Stack for purposes of this table, as he retains voting but not dispositive power with respect to such shares.
(4)Includes shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 17, 2023 with respect to the following: 179,165 held by Ms. Hobart; 3,552 held by Mr. Gupta; and 10,011 held by Mr. Rak. Also includes shares of restricted stock subject to vesting with respect to the following: 143,921 held by Ms. Hobart, 22,189 held by Mr. Gupta; 14,649 held by Mr. Sliva; and 54,682 held by Mr. Rak. Excludes shares represented by unvested performance units with respect to the following: 66,295 held by Ms. Hobart; 13,837 held by Mr. Gupta; 10,329 held by Mr. Sliva; and 14,578 held by Mr. Rak.
(5)Includes shares of restricted stock subject to vesting held by the following: 2,816 held by Ms. Fink and Messrs. Chirico, Barrenechea, Schorr, and Stone; 4,130 shares held by Mr. Fitzgerald, Jr.; and 3,747 shares held by Mr. Mathrani and Ms. Ralls-Morrison.
(6)Includes 2,816 shares of restricted stock subject to vesting and 800 shares held by Mr. Colombo’s child. Mr. Colombo disclaims beneficial ownership of the shares held by his child, and the inclusion of such shares should not be deemed an admission that Mr. Colombo is the beneficial owner of such shares.
(7)These shares of Class B common stock are held by trusts for the benefit of Mr. Stack’s children, for which Mr. Colombo serves as trustee. As trustee, Mr. Colombo has voting and dispositive power over the Class B common stock held in the trusts (but no pecuniary interest), as outlined in the irrevocable trust agreements governing the terms of the trusts.
(8)Includes 1,444,738 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 17, 2023 and 455,075 shares of restricted stock subject to vesting. Excludes 199,990 shares represented by unvested performance units.

2023 PROXY STATEMENT	63

OTHER INFORMATION
Delinquent Section 16(a) Reports
The Company’s directors and executive officers are required under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to file reports of ownership and changes in ownership of the Company’s common stock with the SEC. Based upon a review of filings with the SEC and written representations from our directors and executive officers, we believe that all of our directors and executive officers complied during fiscal 2022 with the reporting requirements of Section 16(a) of the Exchange Act.
Hedging Prohibition
Our insider trading policy guidelines acknowledge that hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and may permit a holder to continue to own our common stock obtained through benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, our directors, employees, contractors and consultants (collectively, our teammates) to whom our policy applies, may no longer have the same objectives as our other stockholders. As such, the Company’s named executive officers and directors are strictly prohibited from engaging in such transactions, and the remaining teammates subject to the policy are strongly discouraged from engaging in such transactions. Transactions involving a broad-based index or a broad-based fund that include Company securities in addition to securities of other companies, including, for example, transactions involving exchange funds pursuant to which an insider divests Company securities, are not considered hedging transactions under our policy. Any teammate not prohibited from entering into such an arrangement must first submit the proposed transaction for approval by our General Counsel at least two weeks prior to the proposed transaction.
Code of Ethics and Business Conduct
Our Board of Directors has adopted a Code of Ethics and Business Conduct that applies to all of our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and a separate Code of Ethics and Business Conduct for our directors. Both Codes of Ethics and Business Conduct are available on the Investor Relations portion of our website (http://investors.dicks.com) and are available in print to any Company stockholder upon request. We intend to post on our website substantive amendments to or waivers from our Codes of Ethics and Business Conduct to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer or directors.
Communications with Directors
Stockholders and other parties interested in communicating directly with the Board, the presiding Lead Director or the non- management directors as a group may do so by writing to the Board of Directors or presiding Lead Director (as the case may be), c/o General Counsel, DICK’S Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108 or sending an e-mail to the Legal Department’s attention at investors@dcsg.com. Upon receipt of letters addressed to the Board or non-management members of the Board, the Governance & Nominating Committee has instructed the General Counsel to (i) review the correspondence, (ii) regularly forward to the Board a summary of all such correspondence addressed to the Board, and (iii) regularly forward to the presiding Lead Director copies of all such correspondence that is addressed to or (determined to be) intended for the presiding Lead Director or the non-management directors as a group or that otherwise requires their attention. Directors may at any time review correspondence that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

64	DICK’S SPORTING GOODS, INC.

OTHER INFORMATION
Additional Information
Other Matters. As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2023 Annual Meeting other than the items referred to herein. If any other matter is properly brought before the 2023 Annual Meeting for action by our stockholders, proxies properly provided to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
“Householding” of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify either (i) your broker if your shares are held in a brokerage account or (ii) us if you hold registered shares. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered. You can notify us by sending a written request to the attention of Investor Relations, DICK’S Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108 or calling us at (724) 273-3400 if you would like to receive separate copies of mailed materials relating to future meetings, or you are sharing an address and wish to request delivery of a single copy of mailed materials if you currently receive multiple copies.
Advance Notice Procedures. Under our bylaws, no business may be presented by any stockholder before an Annual Meeting, including the nomination of a director or group of directors, unless it is properly presented before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to our Corporate Secretary, Legal Department, DICK’S Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108, containing certain information specified in our bylaws about the stockholder and the proposed action or proposed nominee(s), at least 150 days prior to the anniversary date of the preceding year’s Annual Meeting — that is, with respect to the 2024 Annual Meeting, by January 16, 2024. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information as required by Rule 14a-19 under the Exchange Act no later than April 15, 2024. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement, as discussed below.
Stockholder Proposals for Inclusion in the Company’s Proxy Materials Relating to the 2024 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the Company’s proxy materials for the Annual Meeting of Stockholders in 2024 may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, such proposals must be received by the Company not less than 120 calendar days before the anniversary date of the Company’s delivery of its proxy statement materials to stockholders in connection with the previous year’s Annual Meeting. Therefore, for the 2024 Annual Meeting, such proposals must be received by the Company no later than January 5, 2024. Proposals should be sent to the attention of the Corporate Secretary, Legal Department, DICK’S Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108.
Proxy Solicitation and Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. We have not retained an outside firm to aid in the solicitation. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

2023 PROXY STATEMENT	65

ABOUT THE MEETING
In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials other than as described below. The Notice contains instructions on how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also instructs how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, including our Annual Report on Form 10-K, follow the instructions for requesting such materials included in the Notice.
It is anticipated that the Notice will first be sent to stockholders, and this proxy statement and the form of proxy relating to our 2023 Annual Meeting will first be made available to stockholders, on or about May 5, 2023. In accordance with SEC rules, the website www.proxyvote.com/dks provides complete anonymity with respect to the stockholders accessing the website.
Who Is Entitled To Vote At The Annual Meeting?
Only stockholders of record at the close of business on April 17, 2023, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting or any postponements or adjournments of the Annual Meeting.
What Are the Voting Rights of the Holders of DICK’S Sporting Goods, Inc. Common Stock and Class B Common Stock?
Holders of our common stock and Class B common stock have identical rights, except that holders of our common stock are entitled to one (1) vote for each share held of record and holders of our Class B common stock are entitled to ten (10) votes for each share held of record on all matters submitted to a vote of the stockholders, including the election of directors. Stockholders do not have cumulative voting rights. Holders of our common stock and Class B common stock vote together as a single class on all matters presented to the stockholders for their vote or approval, except as may otherwise be required by Delaware law.
Who Can Attend The Annual Meeting?
All common stockholders and Class B common stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting via the Internet by logging in to the website http://www.virtualshareholdermeeting.com/DKS2023 using the 16-digit control number included in your Notice, on your proxy card or on any additional voting instructions accompanying these proxy materials. You will be able to vote your shares electronically and submit questions online during the Annual Meeting. If you do not have a 16-digit voter control number, you will be able to listen to the meeting only by registering as a guest and will not be able to vote or submit questions during the meeting. The meeting website will be available beginning at 7:15 a.m. ET on the date of the Annual Meeting. We recommend stockholders log in a few minutes before the Annual Meeting to ensure they are logged in when the Annual Meeting starts.
Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you may need to follow additional instructions provided by your broker in order to vote your shares and submit questions during the Annual Meeting.
What Constitutes A Quorum?
The presence at the Annual Meeting, in person or by proxy, of holders of record of issued and outstanding shares of capital stock representing a majority of the votes entitled to be cast at the meeting constitutes a quorum, which permits business to be conducted at the Annual Meeting. As of the record date, [ ] shares of common stock representing the same number of votes and [ ] shares of Class B common stock representing [ ] votes were issued and outstanding. Thus, the presence in person or by proxy of the holders of common stock or Class B common stock or a combination thereof representing at least [ ] votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting to establish a quorum.

66	DICK’S SPORTING GOODS, INC.

ABOUT THE MEETING
How Do I Vote?
The voting process depends on whether you hold your shares in your own name (as the “record holder”) or beneficially in street name.
Record Holders
If you hold shares in your own name, you can cast your vote in one of the following ways:

follow the instructions on the website www.proxyvote.com/dks;
call 1-800-690-6903 and follow the instructions provided;
if you received a proxy card in the mail, complete and return the paper proxy card to the Company; or
attend the 2023 Annual Meeting of Stockholders via the Internet and follow the on-screen instructions.
Beneficial Owners
If your shares are held in street name (by a broker, bank, or other nominee), you are considered a “beneficial owner.” If you receive a voting instruction form (“VIF”), your broker, bank, or other holder of record (or designee thereof) will vote your shares in accordance with the instructions on your returned VIF. If you wish to vote virtually via the Internet at the Annual Meeting, you should follow the instructions provided by your record holder (broker, bank, or other nominee).
How Do I Request Paper Copies Of The Proxy Materials?
The Notice sets forth how you may request a paper copy of the proxy statement and accompanying proxy card, including:

by following the instructions at www.proxyvote.com/dks;
by following the instructions for a paper copy after calling 1-800-579-1639; or
by sending a blank e-mail to sendmaterial@proxyvote.com containing your control number (located on your Notice) in the subject line.
Can I Change or Revoke My Vote After I Vote Online or Return My Proxy Card?
Yes. You may revoke or change your vote at any time before the polls close at the Annual Meeting by voting again by telephone or the Internet; by delivering to the Corporate Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a date later than the proxy being revoked; or by attending the Annual Meeting via the Internet and following the on-screen voting instructions or requesting that your previously granted proxy be revoked. Attendance at the Annual Meeting via the Internet will not by itself revoke a previously granted proxy.
What Vote Is Required To Approve Each Item?
Proposal 1 - Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

2023 PROXY STATEMENT	67

ABOUT THE MEETING
Proposals 2, 3 and 4 - The affirmative vote of a majority of the votes cast at the Annual Meeting is required for (i) Proposal 2 - to approve, on a non-binding advisory basis, the compensation of our named executive officers for 2022; (ii) Proposal 3 - to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023; and (iii) Proposal 4 - to approve, on a non-binding advisory basis, the frequency of the advisory vote to approve the compensation of our named executive officers.
Proposal 5 - Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to Adopt Provisions Allowing Officer Exculpation under Delaware Law. The affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting is required to approve the amendment to the Company’s Charter to provide exculpation of personal liability for our executive officers.
With respect to Say-on-Pay and Say-on-Pay Frequency, as advisory votes these proposals are non-binding on the Company. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of the vote when making future compensation decisions and determining the frequency of the votes relating to the same.
Treatment of Abstentions and Broker Non-Votes. An “abstain” vote is considered as present for the purposes of determining whether a quorum exists. Under Delaware law, abstentions are not considered votes cast either for or against a proposal; however, because Proposal 1, the election of directors, requires the affirmative vote of a plurality of the votes cast, and each of Proposal 2, the advisory vote on the compensation of our named executive officers, Proposal 3, the advisory vote to approve the frequency of the advisory vote on compensation of our named executive officers, and Proposal 4, ratification of the appointment of Deloitte & Touche LLP, requires the affirmative vote of the holders of a majority of the votes cast in order to be approved, abstentions will not have any effect on the outcome of those four proposals presented at the Annual Meeting. Proposal 5, to amend the Charter to adopt provisions allowing officer exculpation under Delaware law, requires approval of a majority of the outstanding votes entitled to be cast at the Annual Meeting, such that the effect of an abstention under Proposal 5 is the same as a vote against the proposal.

A “broker non-vote” occurs if your shares are registered in “street name” and you do not provide the record holder of your shares with voting instructions on any matter as to which, under the applicable NYSE rules, a broker may not vote without instructions from you. As is the case with abstentions, shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists. Under Delaware law, broker non-votes are not considered votes cast either for or against a proposal. Therefore, a broker non-vote will not have any effect on the outcome of the non-routine proposals presented at the Annual Meeting other than the Charter amendment. With respect to Proposal 5, the Charter amendment, the effect of a broker non-vote is the same as a vote against the proposal, as Proposal 5 requires a majority of the votes entitled to be cast at the Annual Meeting to vote in favor of approval.

68	DICK’S SPORTING GOODS, INC.

APPENDIX A
Non-GAAP Financial Measures
In addition to reporting the Company’s financial results calculated in accordance with generally accepted accounting principles (“GAAP”), the Company reports certain financial results that differ from what is reported under GAAP. These non-GAAP financial measures include non-GAAP earnings per diluted share, non-GAAP income before taxes (“EBT”), non-GAAP income before taxes as a percentage of Net Sales (“EBT Margin”) and non-GAAP diluted shares outstanding. Management believes that excluding non-cash debt discount amortization from its convertible senior notes and including the share impact from the convertible note hedge is useful to investors because it provides a more complete view of the economics of the transaction. Management also believes non-GAAP financial measures provide investors with useful supplemental information to evaluate the Company’s ongoing operations and to compare with past and future periods. Furthermore, management uses certain non-GAAP measures internally for forecasting, budgeting, and measuring its operating performance, and management’s annual incentive compensation is derived, in part, on non-GAAP EBT. These measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. The methods used by the Company to calculate its non-GAAP financial measures may differ significantly from methods used by other companies to compute similar measures. As a result, any non-GAAP financial measures presented herein may not be comparable to similar measures provided by other companies. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financial measures are provided below.
Earnings per diluted share vs. Non-GAAP earnings per diluted share (in thousands, except per share amounts):

	FISCAL 2022 52 WEEKS ENDED JANUARY 28, 2023
	GROSS PROFIT	SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	INCOME BEFORE INCOME TAXES	NET INCOME	AFTER TAX INTEREST FROM CONVERTIBLE SENIOR NOTES	NUMERATOR USED TO COMPUTE EARNINGS PER DILUTED SHARE	WEIGHTED AVERAGE DILUTED SHARES	EARNINGS PER DILUTED SHARE
GAAP Basis	$4,284,558	$2,805,462	$1,383,748	$1,043,138	$27,060	$1,070,198	99,274	$10.78
% of Net Sales	34.64%	22.68%	11.19%	8.43%	0.22%	8.65%
Convertible Senior Notes	—	—	—	—	(27,060)	(27,060)	(10,792)
Field & Stream exit charges	740	(29,340)	30,080	22,259	—	22,259	—
Non-GAAP Basis	$4,285,298	$2,776,122	$1,413,838	$1,065,397	$—	$1,065,397	88,482	$12.04
% of Net Sales	34.65%	22.45%	11.43%	8.61%	—%	8.61%
Fiscal 2022 included adjustments to eliminate the impact of assumed share settlement of the convertible senior notes due 2025 (“Convertible Senior Notes”) as required by the if-converted method. During fiscal 2022 the Company settled $515.9 million of its Convertible Senior Notes without dilutive effect, as the related principal was settled in cash and due to the shares received from its convertible bond hedge. The Company does not expect the shares underlying the remaining $59.1 million will have a dilutive effect upon conversion and believes reflecting the notes as debt more closely represents the economics of the transaction upon future conversion. The Company also recorded pre-tax charges related to the Field & Stream exit totaling $30.1 million, which included $28.5 million of non-cash impairments of store assets, $0.8 million of severance and a $0.7 million inventory write-down related to the closure of 12 Field & Stream stores in the fourth quarter of fiscal 2022. The provision for income taxes for the aforementioned adjustments were calculated at 26%, which approximated the Company’s blended tax rate.

2023 PROXY STATEMENT	69

	FISCAL 2021 52 WEEKS ENDED JANUARY 29, 2022
	INCOME FROM OPERATIONS	INTEREST EXPENSE	INCOME BEFORE INCOME TAXES	NET INCOME	WEIGHTED AVERAGE DILUTED SHARES	EARNINGS PER DILUTED SHARE
GAAP Basis	$2,034,503	$57,839	$1,994,438	$1,519,871	109,578	$13.87
% of Net Sales	16.55%	0.47%	16.22%	12.36%
Convertible Senior Notes	—	(30,794)	30,794	22,788	(11,332)
Non-GAAP Basis	$2,034,503	$27,045	$2,025,232	$1,542,659	98,246	$15.70
% of Net Sales	16.55%	0.22%	16.47%	12.55%
Fiscal 2021 included $30.8 million of non-cash amortization of the debt discount on $575 million of its Convertible Senior Notes issued in 2020, and 11.3 million diluted shares that will be offset at settlement by shares delivered from the convertible note hedge purchased in connection with their issuance. The provision for income taxes for the aforementioned adjustments were calculated at 26%, which approximated the Company’s blended tax rate.

	FISCAL 2020 52 WEEKS ENDED JANUARY 30, 2021
	INCOME FROM OPERATIONS	INTEREST EXPENSE	INCOME BEFORE INCOME TAXES	NET INCOME	WEIGHTED AVERAGE DILUTED SHARES	EARNINGS PER DILUTED SHARE
GAAP Basis	$741,477	$48,812	$711,735	$530,251	92,639	$5.72
% of Net Sales	7.74%	0.51%	7.43%	5.53%
Convertible Senior Notes	—	(21,581)	21,581	15,970	(3,460)
Non-GAAP Basis	$741,477	$27,231	$733,316	$546,221	89,179	$6.12
% of Net Sales	7.74%	0.28%	7.65%	5.70%
Fiscal 2020 included $21.6 million of non-cash amortization of the debt discount on the Convertible Senior Notes, and 3.5 million diluted shares that will be offset at settlement by shares delivered from the convertible note hedge purchased in connection with their issuance. The provision for income taxes for the aforementioned adjustments were calculated at 26%, which approximated the Company's blended tax rate.

70	DICK’S SPORTING GOODS, INC.

	FISCAL 2019 52 WEEKS ENDED FEBRUARY 1, 2020
	GROSS PROFIT	SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	INCOME FROM OPERATIONS	GAIN ON SALE OF SUBSIDIARIES	INCOME BEFORE INCOME TAXES	NET INCOME	EARNINGS PER DILUTED SHARE
GAAP Basis	$2,554,558	$2,173,677	$375,613	$(33,779)	$407,704	$297,462	$3.34
% of Net Sales	29.19%	24.84%	4.29%	(0.39%)	4.66%	3.40%
Hunt restructuring charges	13,135	(44,588)	57,723	—	57,723	50,072
Gain on sale of subsidiaries	—	—	—	33,779	(33,779)	(24,996)
Non-cash asset impairments	—	(15,253)	15,253	—	15,253	11,287
Litigation contingency settlement	—	6,411	(6,411)	—	(6,411)	(4,744)
Non-GAAP Basis	$2,567,693	$2,120,247	$442,178	$—	$440,490	$329,081	$3.69
% of Net Sales	29.34%	24.23%	5.05%	—%	5.03%	3.76%
During fiscal 2019, the Company recorded a pre-tax charge of $57.7 million related to the restructuring of the hunt business, which included a trademark impairment of $28.3 million that was not deductible for tax purposes. The Company also recorded a pre-tax non-cash impairment charge of $15.3 million to reduce the carrying value of a corporate aircraft to its current fair market value, which was subsequently sold. These charges were offset by a pre-tax gain of $33.8 million related to the sale of two technology subsidiaries and a pre-tax benefit of $6.4 million resulting from the favorable settlement of a litigation contingency that was originally accrued in fiscal 2017. The provision for income taxes for the aforementioned adjustments were calculated at the Company's approximated blended tax rate, unless otherwise noted.

2023 PROXY STATEMENT	71

APPENDIX B
Officer Exculpation Amendment
6. Liability of Directors and Officers.

6.1.    Limitation of Liability. No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that this provision shall not eliminate or limit the liability of ~~a director~~ (a) a director or officer for any breach of the director's or officer’s duty of loyalty to the Corporation or its stockholders, (b) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) a director under section 174 of the General Corporation Law, or (d) a director or officer for any transaction from which the director or officer derived any improper personal benefits, or (e) an officer in any action by or in the right of the Corporation. If the General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.

6.2.    Amendments. Any repeal or modification of Section 6.1 hereof by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

72	DICK’S SPORTING GOODS, INC.

EVERY SEASON STARTS AT DICK'S SPORTING GOODS

345 Court Street
Coraopolis, PA 15108

**www.dickssportinggoods.com**

EVERY SEASON STARTS AT DICK'S SPORTING GOODS.

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com/dks** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Monday June 12, 2023. Follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/DKS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions on the screen.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, June 12, 2023. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V06898-P85804 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**DICK'S SPORTING GOODS, INC.**

**The Board of Directors recommends you vote FOR the following Directors:**

| **Nominees:** | For | Withhold |
|---|---|---|
| 1a. Mark J. Barrenechea | ☐ | ☐ |
| 1b. Emanuel Chirico | ☐ | ☐ |
| 1c. William J. Colombo | ☐ | ☐ |
| 1d. Anne Fink | ☐ | ☐ |
| 1e. Larry Fitzgerald, Jr. | ☐ | ☐ |
| 1f. Lauren R. Hobart | ☐ | ☐ |
| 1g. Sandeep Mathrani | ☐ | ☐ |
| 1h. Desiree Ralls-Morrison | ☐ | ☐ |
| 1i. Lawrence J. Schorr | ☐ | ☐ |
| 1j. Edward W. Stack | ☐ | ☐ |
| 1k. Larry D. Stone | ☐ | ☐ |

**The Board of Directors recommends you vote FOR each of proposals 2, 4, 5 and 1 Year on proposal 3.**

| | For | Against | Abstain |
|---|---|---|---|
| 2. Non-binding advisory vote to approve compensation of named executive officers for 2022, as disclosed in the Company's 2023 proxy statement. | ☐ | ☐ | ☐ |

| | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|
| 3. Non-binding advisory vote on whether an advisory vote on compensation of named executive officers should be held every one, two, or three years. | ☐ | ☐ | ☐ | ☐ |

**NOTE:** In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any postponement or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/dks.

V08899-P85804

EVERY SEASON STARTS AT DICK'S SPORTING GOODS.

**DICK'S SPORTING GOODS, INC.**
**Annual Meeting of Stockholders**
**June 14, 2023 7:30 AM, Eastern Time**
**This proxy is solicited on behalf of the Board of Directors**

The undersigned hereby appoints Navdeep Gupta and John E. Hayes III, or either of them, to act as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of DICK'S SPORTING GOODS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 AM, Eastern Time on June 14, 2023, by means of remote communication via the Internet, at www.virtualshareholdermeeting.com/DKS2023, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as indicated herein.**

**Continued and to be signed on reverse side**